PROSPECTUS

1.FIDELITY RETIREMENT RESERVES

This prospectus describes a variable annuity contract (the "Contract") offered by Fidelity Investments Life Insurance Company ("Fidelity Investments Life", "We" or "Us"), the life insurance company that is part of the group of financial service companies known as Fidelity Investments. The Contract is designed for individual investors who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes. It may be purchased on a non-qualified basis. It may also be purchased on a qualified basis as an individual retirement annuity ("IRA") under Section 408(b) of the Internal Revenue Code of 1986, as amended, in connection with a "rollover" of contributions from other qualified plans, tax sheltered annuities or IRAs. You may choose to have amounts paid out in a single payment or as a series of annuity payments, including payments guaranteed for your lifetime.
You may purchase a Non-qualified Contract by making a payment of at least $2,500. You may make additional payments to a Non-qualified Contract as long as each payment is at least $250 (unless the payment is part of an automatic deduction plan). You may purchase a Qualified Contract by making a payment of at least $10,000. You may make additional payments to a Qualified Contract as long as each payment is at least $2,500 unless your Contract provides for a lower minimum. Your payments will be invested as you direct in one or more of the twenty-eight Subaccounts of the Fidelity Investments Variable Annuity Account I (the "Variable Account") and/or allocated to a fixed-rate investment option funded through Fidelity Investments Life's general account (the "Fixed Account"). The Fixed Account may also be referred to as the "Guaranteed Account". YOUR INITIAL PAYMENT ALLOCATED TO THE VARIABLE ACCOUNT WILL BE INVESTED INITIALLY IN THE MONEY MARKET SUBACCOUNT FOR THE PERIOD WE ESTIMATE OR CALCULATE YOUR FREE LOOK RIGHT TO BE IN EXISTENCE. The variable Subaccounts invest in the mutual fund portfolios of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, and the Variable Insurance Products Fund III (the "Fidelity Funds"). The Fidelity Funds are each managed by Fidelity Management & Research Company. Also The variable Subaccounts also invest in the mutual fund portfolios of corresponding portfolios of other eligible funds (the "Other Funds") All mutual fund portfolios available in this prospectus are collectively known as ("The Funds"). Additional Subaccounts and portfolios may be added in the future. Fidelity Investments Life credits interest on amounts allocated to the Fixed Account at specified interest rates that vary from time to time.
You may select a date on which annuity income payments may commence. Prior to that Annuity Date, you may withdraw all or part of the Cash Surrender Value of your Contract. The value allocated to the Variable Account will vary with the investment performance of the Subaccounts you select, and the value allocated to the Fixed Account will increase as interest is credited. In certain circumstances, withdrawals are subject to a contingent deferred sales charge and a tax penalty. Annuity income payments may be fixed, variable, or a combination of both. If you elect to receive fixed income, the value of your Contract on the Annuity Date will be applied to provide fixed annuity payments. If you elect variable income, the amount of your annuity income payments will increase or decrease according to the investment performance of the Subaccounts you select. If you elect a combination of fixed and variable income, a portion of your payment will be fixed and a portion will vary according to investment performance. This prospectus provides information that a prospective investor should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated August 29, 1997. The Statement of Additional Information is incorporated by reference in this prospectus and is available without charge by calling Fidelity Investments Life at 800-544-2442. The table of contents of the Statement of Additional Information appears on page . THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE MONEY MARKET OR ANY OTHER FUNDS AVAILABLE IN THE CONTRACT.
FOR FURTHER INFORMATION CALL FIDELITY INVESTMENTS:
Nationally  800-544-2442
Date: August 29, 1997
PROSPECTUS CONTENTS
GLOSSARY
Summary of the Contract
FACTS ABOUT FILI, THE VARIABLE ACCOUNT AND THE FUNDS
Fidelity Investments Life
The Variable Account
The Funds
FACTS ABOUT THE CONTRACT
Purchase of a Contract
Free Look Privilege
Investment Allocation of Your Purchase Payments
Accumulation Units
Withdrawals
Signature Guarantee
Charges
Death Benefit
Required Distributions Upon Death
Annuity Date
Selection of Annuity Income Options
Fixed, Variable, or Combination Annuity Income Options
Types of Annuity Income Options
Reports to Owners
THE FIXED ACCOUNT
The Fixed Account
MORE ABOUT THE CONTRACT
Tax Considerations
Other Contract Provisions
Selling the Contracts
Automatic Deduction Plan
Special Provisions For Sponsored Arrangements
Dollar Cost Averaging
Postponement of Payment
MORE ABOUT THE VARIABLE ACCOUNT AND THE FUNDS
Changes in Investment Options
Net Rate of Return for a Subaccount
Voting Rights
Resolving Material Conflicts
Performance
Litigation
Appendix I: Accumulation Units
Table of Contents of the Statement of Additional Information
THE CONTRACT IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

2.GLOSSARY

ACCUMULATION UNIT - A unit of measure used prior to the Annuity Date to calculate the value of your Contract in the Subaccounts.
ANNUITANT - The person designated by the Contract Owner, upon whose life annuity payments are based.
ANNUITY CONTRACT OR CONTRACT - A Contract designed to provide an Annuitant with an income, which may be a lifetime income, beginning on the Annuity Date.
ANNUITY DATE - The date when annuity payments begin.
ANNUITY UNIT - A unit of measure used after the Annuity Date to calculate the amount of variable annuity payments.
BENEFICIARY OR BENEFICIARIES- The person or persons who receive the proceeds in the event of the death of all the Owners or the Annuitant. CASH SURRENDER VALUE - The amount payable to you upon surrender of the Contract prior to the Annuity Date during the Annuitant's lifetime, before the deduction of any taxes.
CODE - The Internal Revenue Code of 1986, as amended.
CONTRACT ANNIVERSARY - The same day and month as the Contract Date in each later year.
CONTRACT DATE - The date your Contract becomes effective. It will be stated in your Contract.
CONTRACT OWNER(S) OR YOU - The person or persons who have the ownership rights and privileges of the Contract. Two people may purchase a Contract only if they are spouses.
CONTRACT VALUE - The total amount attributable to your Contract at any time prior to the Annuity Date, representing amounts in the Subaccounts and the Fixed Account.
CONTRACT YEAR - A year that starts on the Contract Date or on a Contract Anniversary.
DEATH BENEFIT - Amount payable to the Beneficiary or Beneficiaries upon the death of the Annuitant before the Annuity Date.
FIXED ACCOUNT - A fixed-rate investment option funded through Fidelity Investments Life's general account. Fidelity Investments Life credits interest to the amount allocated to the Fixed Account at a rate declared periodically in advance. The Fixed Account may also be referred to as the "Guaranteed Account".
INVESTMENT OPTIONS - The Subaccounts and the Fixed Account.
IRA - Refers generally to both an individual retirement account and an individual retirement annuity as defined in Sections 408(a) and (b), respectively, of the Code. When used to refer to a Qualified Contract described herein, it means a Contract that qualifies as an individual retirement annuity as defined in Section 408(b) of the Code.
NET RATE OF RETURN - An index used to measure the investment performance of a Subaccount from one Valuation Period to the next. NON-QUALIFIED CONTRACT - A Contract other than a Qualified Contract. QUALIFIED CONTRACT - A Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code.
SUBACCOUNT - A division of the Variable Account, the assets of which are invested in the shares of the corresponding portfolio of the Funds available in this prospectus.
VALUATION PERIOD - The period of time from one determination of Accumulation Unit Values and Annuity Unit Values to the next determination of such values. Such determinations are made as of the close of business (normally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open for trading.
VARIABLE ACCOUNT - Fidelity Investments Variable Annuity Account I.

THIS PAGE INTENTIONALLY LEFT BLANK

3.SUMMARY OF THE CONTRACT

The purpose of this variable annuity contract is to allow you, the Owner(s), to accumulate funds on a tax-deferred basis by investing in one or more investment portfolios managed by Fidelity Management & Research Company ("FMR"), Morgan Stanley Asset Management Inc. ("Morgan Stanley"), Pilgrim Baxter & Associates, Ltd. or Newbold's Asset Management, Inc. ("PBHG"), Strong Capital Management, Inc.
("Strong") and    Warburg Pincus Asset Management, Inc. ("Warburg
Pincus")     and to permit the Annuitant (who may or may not be an
Owner) to receive annuity income payments commencing on the Annuity Date. There is no assurance that values invested in the Subaccounts will increase. As the Contract Owner(s), you bear the investment risk with respect to those values. The Contract also allows you to allocate funds to a fixed-rate investment option funded through Fidelity Investments Life's general account (the "Fixed Account"). (The Fixed Account may also be referred to as the "Guaranteed Account".) We guarantee that amounts allocated to the Fixed Account will earn interest at declared rates.
The Contract is designed to provide income for retirement or to meet other long-term investment goals. It may be purchased on a non-qualified basis or, if you so choose, it may be purchased on a qualified basis as an individual retirement annuity ("IRA") under
Section 408(b) of the Code in connection with the "rollover" of contributions from other qualified plans, tax sheltered annuities or IRAs. It may also be purchased by exchanging Fidelity Variable Annuity (another annuity contract issued by Fidelity Investments Life). The minimum initial payment required to purchase a Non-qualified Contract is $2,500. You may also make additional payments to a Non-qualified Contract prior to the Annuity Date as long as each payment is not less than $250 and the Annuitant is living. These minimum payments may be reduced for individuals under certain sponsored arrangements or if the payment is part of an automatic deduction plan. You may purchase a Qualified Contract by making a payment of at least $10,000. You may make additional payments to a Qualified Contract as long as each payment is at least $2,500 unless your Contract provides for a lower minimum. Your purchase payments will be invested as you direct in the Fixed Account and in the Subaccounts of the Variable Account, except that the portion of your first payment allocated to the Variable Account must be invested initially in the Money Market Subaccount for the period we estimate or calculate your free look right to be in existence, which is generally fifteen days after the Contract Date. See INVESTMENT ALLOCATION OF YOUR PURCHASE PAYMENTS on page . There are currently twenty-eight variable Subaccounts. Five Subaccounts invest in the shares of one of the mutual fund portfolios of Variable Insurance Products Fund. The Variable Insurance Products Fund currently offers a Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio. Five Subaccounts invest exclusively in shares of one of the mutual fund portfolios of Variable Insurance Products Fund II. The Variable Insurance Products Fund II currently offers an Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Asset
Manager: Growth Portfolio and Contrafund Portfolio. Three Subaccounts invest exclusively in shares of one of the mutual fund portfolios of Variable Insurance Products Fund III. The Variable Insurance Products Fund III currently offers a Growth & Income Portfolio, Balanced Portfolio, and Growth Opportunities Portfolio. The remaining subaccounts invest in shares of one of the mutual fund portfolios of Morgan Stanley, PBHG, Strong or Warburg Pincus. Fidelity Investments Life credits interest on amounts allocated to the Fixed Account at interest rates that vary from time to time.
Prior to the Annuity Date, you may withdraw all or part of the Cash Surrender Value of your Contract. During the first five Contract Years, the withdrawal may be subject to a contingent deferred sales charge. This charge is a maximum of 5% of the amount of purchase payments withdrawn in the first Contract Year and decreases 1% per year until it disappears after five Contract Years. However, in each of the first five Contract years you may withdraw up to 10% of your purchase payments without incurring such a charge. In certain circumstances, Fidelity Investments Life may waive the contingent deferred sales charge. See WITHDRAWAL CHARGE on page . The maximum partial withdrawal is one that, along with any applicable withdrawal charge, would reduce your Contract Value to $2,500. Certain withdrawals may be subject to a Federal penalty tax as well as to Federal income tax. See TAX CONSIDERATIONS on page .
You may select from a number of annuity income options, including annuity income payments for the life of the Annuitant, with or without a guaranteed number of payments. See TYPES OF ANNUITY INCOME OPTIONS on page . You may choose any of these annuity income options to be paid on a fixed basis, a variable basis, or a combination of both. See FIXED, VARIABLE, OR COMBINATION ANNUITY INCOME OPTIONS on page . If you elect a fixed income, your Contract's participation in the investment experience of the Variable Account will cease with the commencement of the annuity income payments. If you elect a variable income, annuity income payments will vary in accordance with the investment experience of the Subaccounts you select during the payout period. If you elect a combination of fixed and variable income, a portion of your income payment will be fixed, and a portion will vary according to investment performance of the selected Subaccounts. On the Annuity Date the Annuitant becomes the Owner of the Contract.
In the event that the Annuitant dies prior to the Annuity Date, we will pay a Death Benefit to the Beneficiary you select. See DEATH BENEFIT on page . In the event that any Owner dies before the entire value of the Contract is distributed, the remaining value of the Contract must be distributed according to certain specified rules in order for the Contract to qualify as an annuity for tax purposes. See REQUIRED DISTRIBUTIONS UPON DEATH on page .
In addition to the contingent deferred sales charge applicable to withdrawals within the first five Contract Years (other than withdrawals in each year of up to 10% of your purchase payments), we assess an annual maintenance charge currently set at $30 per year and guaranteed not to exceed $50 per year. Prior to the Annuity Date this charge is deducted from your Contract Value, and after the Annuity Date it is deducted from each annuity income payment on a pro rata basis. We currently waive this annual charge if total purchase payments less any withdrawals equal at least $25,000. In addition, we will waive this charge for Contracts purchased after May 1, 1990 by exchanging Fidelity Variable Annuity (another annuity contract issued by Fidelity Investments Life). We also make a daily charge (equivalent to an effective annual rate of .05%) against the assets of each variable Subaccount for administrative expenses and a daily asset charge (equivalent to an effective annual rate of not more than 0.75%) for mortality and expense risks. These daily asset charges are not assessed against amounts allocated to the Fixed Account. Our current practice is generally to deduct any applicable premium taxes from your Contract Value on the Annuity Date or upon payment of proceeds. However, we may make a deduction for taxes required by any state upon receipt of your payments for Contracts issued for delivery in that jurisdiction. We reserve the right to deduct premium taxes when we incur such taxes. See CHARGES on page . Further, the portfolios in the Funds pay monthly management fees and other expenses. See the prospectuses for the Funds for discussions of expenses.
You may return your Contract for a refund within 10 days after you receive the Contract. When you are replacing an existing insurance product with the Contract, the free look period will be extended to at least 20 days. We will refund your purchase payment or, if greater, your Contract Value plus any amount deducted from your payment prior to allocation to the variable Subaccounts or the Fixed Account. This provision may vary by state. See FREE LOOK PRIVILEGE on page .
This summary is intended to provide only an overview of the more significant aspects of the Contract. More detailed information is provided in the subsequent sections of this prospectus and in your Contract. The Contract constitutes the entire agreement between you and us and should be retained.
The following page contains the various investment options available to you under the Contract.

FIDELITY RETIREMENT RESERVES
Guaranteed Account  Company  Variable Account

Guaranteed Interest FIDELITY Asset Manager Portfolio
                             Money Market Portfolio
                             Investment Grade Bond Portfolio
                             Equity-Income Portfolio
                             Growth Portfolio
                             High Income Portfolio
                             Overseas Portfolio
                             Index 500 Portfolio
                             Asset Manager: Growth Portfolio
                             Contrafund Portfolio
                             Growth Opportunities Portfolio
                             Balanced Portfolio
                             Growth & Income Portfolio

                    MORGAN
                    STANLEY  Emerging Markets Debt Portfolio
                             Emerging Markets Equity Portfolio
                             Global Equity Portfolio
                             International Magnum Portfolio

                     PBHG    Select 20 Portfolio
                             Growth II Portfolio
                             Large Cap Value Portfolio
                             Small Cap Value Portfolio
                             Technology & Communications Portfolio

                     STRONG  Discovery Fund II Portfolio
                             Growth Fund II Portfolio
                             Opportunity Fund II Portfolio

                   WARBURG
                    PINCUS   International Equity Portfolio
                             Post-Venture Capital Portfolio
                             Small Company Growth Portfolio

4.FEE TABLE
This information is intended to assist you in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. It reflects expenses of the Separate Account as well as the Portfolios. The tables below do not reflect any deductions for premium taxes or Federal income tax expenses that are determined solely from the amount of premiums received. We generally deduct any applicable premium taxes from your Contract Value on the Annuity Date or when proceeds are paid. We do not currently deduct any Federal income tax expense. See CHARGES on page of the prospectus for additional information.
CONTRACT OWNER EXPENSES (as a percentage of purchase payments)
 Sales Charge Imposed on Purchases            0.00%
 Maximum Contingent Deferred Sales Charge (1) 5.00%
 Surrender Charge                             0.00%
 Exchange Fee                                 0.00%
 ANNUAL MAINTENANCE CHARGE (2)              $30.00
 SEPARATE ACCOUNT ANNUAL EXPENSES
 (as a percentage of average account value)
 Mortality and Expense Risk Charge            0.75%
 Account Fees and Expenses:
   Administrative Charge                      0.05%
 Total Separate Account Annual Expenses       0.80%
(1) The Maximum Contingent Deferred Sales Charge decreases 1% each year so there is no charge after 5 years. Each year up to 10% of total purchase payments may be withdrawn without a contingent deferred sales charge. The contingent deferred sales charge is based solely on the Contract Year - additional purchase payments do not cause the contingent deferred sales charge percentages to start over. The contingent deferred sales charge may be reduced or waived for Contracts issued under certain sponsored arrangements.
(2) The annual maintenance charge is a single $30 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. The annual maintenance charge is currently waived for Contracts with at least $25,000 of accumulated purchase payments less any withdrawals. This charge may be reduced or waived for Contracts issued under certain sponsored arrangements. In the Examples, the annual maintenance charge is approximated as a 0.02% annual asset charge based on the experience of the Contracts. PORTFOLIO ANNUAL EXPENSES
(as a percentage of Portfolio average net assets)
                    MANAGEMENT OTHER    TOTAL ANNUAL
                          FEES EXPENSES EXPENSES
FIDELITY
ASSET MANAGER            0.64% 0.10%    0.74%1
MONEY MARKET             0.21% 0.09%    0.30%
INVESTMENT GRADE BOND    0.45% 0.13%    0.58%
HIGH INCOME              0.59% 0.12%    0.71%
EQUITY-INCOME            0.51% 0.07%    0.58%1
INDEX 500                0.13% 0.15%    0.28%2
GROWTH                   0.61% 0.08%    0.69%1
OVERSEAS                 0.76% 0.17%    0.93%1
ASSET MANAGER: GROWTH    0.65% 0.22%    0.87%1
CONTRAFUND               0.61% 0.13%    0.74%1
GROWTH OPPORTUNITIES     0.61% 0.16%    0.77%1
BALANCED                 0.48% 0.24%    0.72%1
GROWTH & INCOME          0.64% 0.10%    0.74%1
MORGAN STANLEY
EMERGING MARKETS DEBT    0.80% 0.50%    1.30%3
EMERGING MARKETS EQUITY  1.25% 0.50%    1.75%3
GLOBAL EQUITY            0.80% 0.35%    1.15%3
INTERNATIONAL MAGNUM     0.80% 0.35%    1.15%3
PBHG
SELECT 20                0.61% 0.59%    1.20%4
GROWTH II                0.85% 0.30%    1.15%4
LARGE CAP VALUE          0.41% 0.59%    1.00%4
SMALL CAP VALUE          0.77% 0.43%    1.20%4
TECHNOLOGY &
COMMUNICATIONS           0.61% 0.59%    1.20%4
STRONG
DISCOVERY FUND II        1.00% 0.21%    1.21%
GROWTH FUND II           1.00% 0.20%    1.20%5
OPPORTUNITY FUND II      1.00% 0.20%    1.20%
WARBURG PINCUS
INTERNATIONAL EQUITY     0.96% 0.40%    1.36%6
POST-VENTURE CAPITAL     0.62% 0.78%    1.40%7
SMALL COMPANY GROWTH     0.90% 0.26%    1.16%6
1) A portion of the brokerage commissions that certain Funds pay was used to reduce Funds expenses. In addition, certain Funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .56% for Equity-Income Portfolio, .67% for Growth Portfolio, .92% for Overseas Portfolio, .73% for Asset Manager Portfolio, .71% for Contrafund Portfolio, .85% for Asset Manager: Growth Portfolio, .76% for Growth Opportunities Portfolio, and .71% for Balanced Portfolio.
2) FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the Fund's management fee, other expenses and total expenses would have been .28%, .15% and
 .43%, respectively.
3) Morgan Stanley Asset Management Inc. with respect to the Portfolios, has voluntarily agreed to waive receipt of its management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets. Such waivers and reimbursements may be modified or terminated at any time by Morgan Stanley Asset Management Inc.
4) Pilgrim Baxter & Associates, Ltd. (the "Adviser") has voluntarily agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit Total Operating Expenses of the Portfolios to not more than of the 1.20% of the average daily net assets of the Growth II, Small Cap Value, Technology & Communications and Select 20 Portfolios and to not more than 1.00% of the average daily net assets of the Large Cap Value Portfolio, through December 31, 1997. Total Operating Expenses include, but are not limited to, expenses such as investment advisory fees, transfer agent fees and legal fees. Such waivers of Advisory fees and possible assumptions of Other Expenses by the Adviser is subject to a possible reimbursement by the Portfolios in future years if such reimbursement can be achieved within foregoing annual expense limits. Such fee waiver/expense reimbursement arrangements may be modified or terminated at any time after December 31, 1997. Absent such fee waivers/expense reimbursements. the Advisory Fees and estimated Total Operating Expenses for the Small Cap Value, Large Cap Value, Technology & Communications and Select 20 Portfolios would be 1.00% and 1.43%;.65% and 1.24%; .85% and 1.44%; and .85% and 1.44%,
respectively. Given the projected asset size of the Growth II Portfolio, it is not anticipated that a fee waiver or expense reimbursement will be necessary with respect to that Portfolio.
5) Strong Capital Management, Inc., the investment Adviser, has voluntarily agreed to cap the Fund's total operating expenses at 1.20%. The Adviser has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders.
6) Management Fees, Other Expenses and Total Annual Expenses for the International Equity and Small Company Growth Portfolios are based on actual expenses for the fiscal year ended December 31, 1996, net any fee waivers or expense reimbursements. Without such waivers or reimbursements, Management Fees would have equaled 1.00% and 0.90%, Other Expenses would have equalled 0.40% and 0.27% and Total Annual Expenses would have equalled 1.40% and 1.17% for the International Equity and Small Company Growth Portfolios, respectively. The Portfolios' investment adviser and co-administrator have undertaken to limit each Portfolio's Total Annual Expenses to the limits shown in the table above through December 31, 1997.
7) Absent the waiver of fees by the Post-Venture Capital Portfolio's investment adviser and co-administrator, Management Fees for the Post-Venture Capital Portfolio would equal 1.25%; Other Expenses would equal 0.82%; and Total Annual Expenses would equal 2.07%. Other Expenses for the Post-Venture Capital Portfolio are based on annualized estimates of expenses for the fiscal year ending December 31, 1997, net of any fee waivers or expense reimbursements. The Portfolio's investment adviser and co-administrator have undertaken to limit the Portfolio's Expenses to the limits shown in the table above through December 31, 1997.

EXAMPLES
If you assume that Contract Owner expenses are as shown above, and that each Portfolio's annual return is 5% annually and its operating expenses are just as described above, then for every $1,000 of purchase payments, here's how much you would have paid in total expenses if you surrendered your Contract after the number of years indicated, or if you annuitize your contract during the first year.
                        ONE THREE   FIVE TEN
                       YEAR YEARS  YEARS YEARS
FIDELITY
ASSET MANAGER           $63 $79      $95  $186
MONEY MARKET             58 66        72  136
INVESTMENT GRADE BOND    61 74        87  168
HIGH INCOME              62 78        93  182
EQUITY-INCOME            61 74        87  168
GROWTH                   62 78        92  180
OVERSEAS                 64 85       105 206
INDEX 500                58 65        71  134
ASSET MANAGER: GROWTH    64 83       102 200
CONTRAFUND               63 79        95  186
GROWTH OPPORTUNITIES     63 80        97  189
BALANCED                 62 79        94  183
GROWTH & INCOME          62 78        93  181
MORGAN STANLEY
EMERGING MARKETS DEBT    68 96       124 245
EMERGING MARKETS EQUITY  72 109      147 290
GLOBAL EQUITY            67 92       116 230
INTERNATIONAL MAGNUM     67 92       116 230
PBHG
SELECT 20                67 93       119 235
GROWTH II                67 92       116 230
LARGE CAP VALUE          65 87       109 214
SMALL CAP VALUE          67 93       119 235
TECHNOLOGY &
COMMUNICATIONS           67 93       119 235
STRONG
DISCOVERY FUND II        67 93       119 236
GROWTH FUND II           67 93       110 235
OPPORTUNITY FUND II      67 93       119 235
WARBURG PINCUS
INTERNATIONAL EQUITY     69 98       127 251
POST-VENTURE CAPITAL     69 99       129 255
SMALL COMPANY GROWTH     67 92       117 231

If you do not surrender your Contract or if you annuitize after the first contract year, here is what your total expenses would be on a $1,000 investment, assuming a 5% annual return on your assets:
                       ONE THREE    FIVE TEN
                      YEAR YEARS   YEARS YEARS
FIDELITY
ASSET MANAGER          $16 $49       $85  $186
MONEY MARKET            11 36         62  136
INVESTMENT GRADE BOND   14 44         77  168
HIGH INCOME             16 48         83  182
EQUITY-INCOME           14 44         77  168
GROWTH                  15 48         82  180
OVERSEAS                18 55         95  206
INDEX 500               11 35         61  134
ASSET MANAGER: GROWTH   17 53         92  200
CONTRAFUND              16 49         85  186
GROWTH OPPORTUNITIES    16 50         87  189
BALANCED                16 49         84  183
GROWTH & INCOME         15 48         83  181
MORGAN STANLEY
EMERGING MARKETS DEBT   22 66         114 245
EMERGING MARKETS EQUITY 26 80         137 290
GLOBAL EQUITY           20 62         106 260
INTERNATIONAL MAGNUM    20 62         106 260
PBHG
GROWTH II               20 62         106 260
LARGE CAP VALUE         18 57         99  214
SELECT 20               21 63         109 235
SMALL CAP VALUE         21 63         109 235
TECHNOLOGY &
COMMUNICATIONS          21 63         109 235
STRONG
DISCOVERY FUND II       21 64         109 236
GROWTH FUND II          21 63         109 235
OPPORTUNITY FUND II     21 63         109 235
WARBURG PINCUS
INTERNATIONAL EQUITY    22 68         117 251
POST-VENTURE CAPITAL    23 69         119 255
SMALL COMPANY GROWTH    20 62         107 231

THESE FIGURES ILLUSTRATE THE COMBINED EFFECT OF ALL CURRENT CHARGES. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
THE OTHER FUNDS ANNUAL EXPENSES AND THESE EXAMPLES ARE BASED ON DATA PROVIDED BY THE OTHER FUNDS. THE COMPANY HAS NO REASON TO DOUBT THE ACCURACY OR COMPLETENESS OF THAT DATA, BUT THE COMPANY HAS NOT VERIFIED THE OTHER FUNDS' FIGURES. IN PREPARING THE OTHER FUNDS' EXPENSE TABLE AND EXAMPLES ABOVE, THE COMPANY HAS RELIED ON THE FIGURES PROVIDED BY THE OTHER FUNDS.

5.FACTS ABOUT FIDELITY INVESTMENTS LIFE, THE VARIABLE ACCOUNT,
AND THE FUNDS

FIDELITY INVESTMENTS LIFE
Fidelity Investments Life is a stock life insurance company organized under the laws of the State of Utah. Fidelity Investments Life was organized in 1981 under the laws of the Commonwealth of Pennsylvania and changed its home state to Utah in 1992. Fidelity Investments Life is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. Fidelity Investments Life is a wholly-owned subsidiary of FMR Corp., the parent company of the Fidelity companies. Through ownership of voting common stock, Edward
C. Johnson 3d and various trusts for the benefit of Johnson family members form a controlling group with respect to FMR Corp. FMR Corp. acquired Fidelity Investments Life on December 30, 1986. Immediately before the acquisition Fidelity Investments Life (which was known by a different name) had no outstanding assets or liabilities relating to annuity or insurance contracts. Fidelity Investments Life's financial statements appear in the Statement of Additional Information. Fidelity Investments Life's principal executive offices are located at 82 Devonshire Street, Boston, Massachusetts 02109.
THE VARIABLE ACCOUNT
Fidelity Investments Variable Annuity Account I is a separate investment account of Fidelity Investments Life established on July 22, 1987. It is used to support the variable annuity contracts described herein and another form of variable annuity contracts issued by Fidelity Investments Life, and for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Variable Account's financial statements appear in the Statement of Additional Information.
We are the legal owner of the assets in the Variable Account. As required by law, however, the assets of the Variable Account are kept separate from our general account assets and from any other separate accounts we may have and may not be charged with liabilities from any other business we conduct. The assets in the Variable Account will always be at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Contracts. There are currently twenty-eight Subaccounts in the Variable Account. Five Subaccounts invest exclusively in shares of a specific portfolio of the Variable Insurance Products Fund. Five Subaccounts invest exclusively in shares of a specific portfolio of the Variable Insurance Products Fund II. Three portfolios invest exclusively in shares of a specific portfolio of the Variable Insurance Products Fund
III. There are currently 15 other investment options offered by four different mutual fund investment Advisers.
1THE FUNDS
FIDELITY
The Variable Insurance Products Fund, the Variable Insurance Products Fund II, and the Variable Insurance Products Fund III, each is an open-end, diversified management investment company organized by Fidelity Management & Research Company. Each is the type of investment company commonly known as a series mutual fund.
The investment objectives of the Funds are described below. There is, of course, no assurance that any portfolio will meet its investment objective.
VARIABLE INSURANCE PRODUCTS FUND
MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality money market instruments. The fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. The Fund is managed to keep its share price stable at $1.00. The rate of income will vary from day to day, generally reflecting short-term interest rates.
HIGH INCOME PORTFOLIO seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities. In choosing these securities growth of capital will also be considered. A Fund's level of risk and potential reward depend on the quality and maturity of its investments. The Fund is for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt, including defaulted securities. Investors must be willing to accept the Fund's greater price movements and credit risks.
EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities the portfolio will also consider the potential for capital appreciation. The portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index. The Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The Fund is designed for those who want some income from equity and bond investments, but also want to be invested in the stock market for its long-term growth potential.
GROWTH PORTFOLIO seeks to achieve capital appreciation normally through the purchase of common stocks (although the portfolio's investments are not restricted to any one type of security). Capital appreciation may also be found in other types of securities, including bonds and preferred stocks. The Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The Fund is designed for those who want to pursue growth wherever it may arise, and who understand that this strategy often leads to investments in smaller, less well-known companies. The Fund invests for growth and does not pursue an income strategy.
OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States. The Fund may be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world. However, it is important to note that investments in foreign securities involve risks in addition to those of U.S. investments.In addition to general risks, international investing involves different or increased risks. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which the Fund invests. VARIABLE INSURANCE PRODUCTS FUND II
ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term, fixed income instruments. The Fund may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds, short-term instruments and other types of securities, the Fund spreads its assets among all three asset classes moderating both its risk and return potential. Because the Fund owns different types of investments, the performance is affected by a variety of factors. The value of each Fund's investments and the income generated will vary from day to day, and generally reflect interest rates, market conditions, and other company, political and economic news. Performance also depends on FMR's skills in allocating assets.
INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. The Fund may be appropriate for investors who want high current income from a portfolio of investment-grade debt securities. A Fund's level of risk and potential reward depend on the quality and maturity of its investments. With its focus on medium- to high-quality investments, the Fund has a moderate risk level and yield potential.
INDEX 500 PORTFOLIO seeks to provide investment results that correspond to the total return (i.e. the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index. The Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The Fund is designed for those who want to pursue growth of capital and current income through a portfolio of securities that broadly represents the U.S. stock market, as measured by the S&P 500. The Fund seeks to keep expenses low as it attempts to match the return of the S&P 500. Because the Fund seeks to track, rather than beat, the performance of the S&P 500, it is not managed in the same manner as other funds.
ASSET MANAGER: GROWTH PORTFOLIO seeks maximum total return over the long-term by allocating its assets among an aggressive mix of domestic and foreign stocks, bonds and short-term fixed income instruments. The Fund may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds, short-term instruments and other types of securities, in one fund. The Fund, while spreading its assets among all three asset classes, uses a more aggressive approach by focusing on stocks for a higher potential return. Because the Fund owns different types of investments, their performance is affected by a variety of factors. The value of each Fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other company, political and economic news. Performance also depends on FMR's skills in allocating assets.
CONTRAFUND PORTFOLIO seeks long-term capital appreciation by investing in equity securities of companies considered undervalued or out-of-favor by the Fund's Adviser. The Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The Fund is designed for those who are looking for an investment approach that follows a contrarian philosophy.
VARIABLE INSURANCE PRODUCTS FUND III
GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. The Fund may also invest in equity securities that are not paying dividends, but offer the potential for capital appreciation of future income. The Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The Fund is designed for those who seek a combination of growth and income from equity and some bond investment.
GROWTH OPPORTUNITIES PORTFOLIO seeks capital growth by investing in a wide range of common domestic and foreign stocks, and securities convertible into common stocks. Although the Fund invests primarily in common stock, it has the ability to purchase securities, such as preferred stock and bonds that may produce capital growth. The value of the Fund's investments and, as applicable, the income they generate will vary from day to day, and generally reflect changes in market conditions, interest rates, and other company, political, or economic news. In the short-term, stock prices can fluctuate dramatically in response to these factors.
BALANCED PORTFOLIO seeks both income and growth of capital by investing in a broad selection of stocks, bonds, and convertible securities. When FMR's outlook is neutral, it will invest approximately 60% of the Fund's assets in equity securities and will always invest at least 25% of the Fund's assets in fixed income securities. The value of the Fund's investments and, as applicable, the income they generate will vary from day to day, and generally reflect changes in market conditions, interest rates, and other company, political, or economic news. In the short-term, stock prices can fluctuate dramatically in response to these factors.
MORGAN STANLEY ASSET MANAGEMENT INC.
EMERGING MARKETS DEBT PORTFOLIO seeks high total return by investing primarily in Fixed Income Securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived credit worthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Under normal market conditions, the Portfolio will invest a large portion of its total assets in Government Fixed Income Securities, including Loan Participations and Assignments between governments and financial institutions, securities issued by government owned, controlled or sponsored entities and securities of entities organized to restructure outstanding debt of such issuers. In selecting Emerging Market Country Fixed Income Securities for the Portfolio, Morgan Stanley Asset Management Inc. ("MSAM") will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. As opportunities to invest in debt securities in other countries develop, the Portfolio expects to expand and further diversify the universe of emerging market countries in which it invests. The Portfolio maybe appropriate for those who seek a high level of current income from Emerging Market Country Securities that are Fixed Income Securities, while holding the potential for capital appreciation. EMERGING MARKETS EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in Equity Securities of emerging market country issuers with a focus on those in which MSAM believes the economies are developing strongly and in which the markets are becoming more sophisticated. The Portfolio may be appropriate for those who seek to achieve long-term capital appreciation by investing in Emerging Market Country Securities. By including emerging market country investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities in emerging market countries. Under normal market conditions, a large percentage of the total assets of the Portfolio will be invested in Emerging Market Country Equity Securities. There are currently over 130 countries which, in the opinion of MSAM, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. In selecting industries and particular issuers, MSAM will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in small-and medium size companies that, in MSAM's view, have potential for growth.
GLOBAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers and issuers in emerging market countries, using an approach that is oriented to the selection of individual stocks that MSAM believes are undervalued. The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets throughout the world, including the United States. By including international investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world. Under normal circumstances, a substantial amount of the total assets of the Portfolio will be invested in Equity Securities, and a lesser percentage of the Portfolio's assets will be invested in Common Stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States. MSAM's approach is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, MSAM initially identifies those stocks that it believes to be undervalued in relation to the issuers assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, MSAM utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of MSAM located in Geneva, Switzerland.
INTERNATIONAL MAGNUM PORTFOLIO seeks long-term capital appreciation by investing primarily in Equity Securities of non U.S. issuers domiciled in EAFE countries, pursuant to weightings determined by MSAM. The Portfolio may be appropriate for investors who seek to pursue their investment goals in markets outside of the United States. By including international investments in their portfolio, investors can achieve additional diversification and participate in growth opportunities around the world. The countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country", and collectively the "EAFE countries"). Under normal market conditions, a large percentage of the total assets of the Portfolio will be invested in Equity Securities of issuers in at least three different EAFE countries.
PBHG
   SELECT 20 PORTFOLIO     seeks long-term growth of capital and
income. The Portfolio will normally be substantially invested in equity securities (including ADRs and foreign equity securities). The equity securities in which the Portfolio will invest are common stocks, warrants and rights to purchase common stocks, and debt securities and preferred stocks that are convertible into common stocks. Under normal market conditions, the Portfolio will invest at least 65%of its total assets in equity securities of a limited number (i.e., no more than 20 stocks) of large capitalization companies that, in Pilgrim Baxter & Associates, Ltd.'s (the "Adviser") opinion, have a strong earnings growth outlook and potential for capital appreciation. Such large companies have market capitalization in excess of $1 billion. Because the Portfolio focuses on equity securities of a small number of companies, the impact of a change in value of a single stock holding may be magnified.
GROWTH II PORTFOLIO seeks capital appreciation and will normally be as fully invested as practicable in common stocks and securities convertible into common stocks. Under normal market conditions, the Portfolio will invest at least 65%of its total assets in common stocks and convertible securities of small and medium sized growth companies (market capitalization or annual revenues up to $4 billion). The Portfolio will seek to achieve its objective by investing in companies believed by the Adviser to have an outlook for strong earnings growth and the potential for significant capital appreciation. The Securities will be sold when the Adviser believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. The Portfolio will likely have somewhat greater volatility than the stock market in general. Because the investment techniques employed by the Adviser are responsive to near-term earnings trends of the companies whose securities are owned by the Portfolio, the Portfolio turnover can be expected to be fairly high.
LARGE CAP VALUE PORTFOLIO seeks long-term growth of capital and income. Current income is a secondary objective. Under normal market conditions, the Portfolio will invest a majority percentage of its total assets in a diversified Portfolio of equity securities of large capitalization companies which, in the opinion of the Adviser and Newbold's Asset Management, Inc. (the "Sub-Adviser"), are undervalued or overlooked by the market. In selecting investments for the Portfolio, the Adviser and Sub-Adviser emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value: the relationship of a company's potential earnings power to its current stock price; current dividend income and potential for current dividends, strong balance sheet with with low financial leverage; low price/earnings ratio relative to other similar companies; and potential for favorable business developments.
SMALL CAP VALUE PORTFOLIO seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified Portfolio of common stocks of small companies with market capitalizations in the range of companies represented in the Russell 2000 Index which are considered to be relatively undervalued based on certain proprietary measures of value. In selecting investments for the Portfolio, the Adviser and Sub-Adviser emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value: the relationship of a company's potential earnings power to its current stock price; current dividend income and potential for current dividends; low price/earnings ratio relative to other similar companies; strong competitive advantages, including a recognized brand or trade name or niche market position; sufficient resources for expansion; capability of management; and favorable overall business prospects.
TECHNOLOGY & COMMUNICATIONS PORTFOLIO seeks long-term growth of capital. Current income is incidental to the Portfolio's objective. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of companies which rely extensively on technology or communications in their product development or operations, or which are expected to benefit from technological advances and improvements, and that may be experiencing exceptional growth in sales and earnings driven by technology- or communication-related products and services. Such technology and communications companies may be in different industries or fields, including computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, mobile communications, satellite communications, defense and aerospace, transportation systems, data storage and retrieval, biotechnology and medical, and environmental. As a result of this focus, the Portfolio offers investors the significant growth potential of companies that may be responsible for breakthrough products or technologies or that are positioned to take advantage of cutting-edge developments. The Portfolios stock holdings can range from small companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing and marketing such scientific advances.
STRONG
DISCOVERY FUND II PORTFOLIO seeks capital growth. The Fund invests in securities that the Adviser believes represent attractive growth opportunities. The Fund normally emphasizes equity securities, although it has the flexibility to invest in any type of security that the Adviser believes has the potential for capital appreciation. The Fund may invest up to 100% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. The Fund may also invest up to 100% of its assets in debt obligations, including intermediate-to-long term corporate or U.S. government debt securities. When the Adviser determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed-income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations. The Fund may also invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depository receipts. The Adviser attempts to identify companies that are poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles. These companies may be small, unseasoned firms in early stages of development, or they may be mature organizations.
GROWTH FUND II PORTFOLIO seeks capital growth. The Fund invests primarily in equity securities that the Adviser believes have above-average growth prospects. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when the Adviser perceives that they are more attractive than stocks on a long-term basis. The Fund may invest up to 35% of its total assets in debt obligations, including intermediate-to-long term corporate or U.S. government debt securities. When the Adviser determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed-income securities. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations. The Fund may invest up to 25% of its assets in foreign securities, including both direct investments and investments made through depository receipts. The Fund generally will invest in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued. In identifying companies with favorable growth prospects, the Adviser ordinarily looks to certain other characteristics, such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength, including sound financial and accounting policies and a strong balance sheet; competitive advantages, including innovative products and service; effective research, product development and marketing; and stable, capable management.
OPPORTUNITY FUND II PORTFOLIO seeks capital growth. The Fund invests primarily in equity securities and currently emphasizes investments in medium-sized companies the Adviser believes are under researched and attractively valued. The Fund will invest at least 70% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal market conditions, the Fund expects to be fully invested in equities. The Fund may, however, invest up to 30% of its net assets in debt obligations, including intermediate-to long-term corporate or U.S. government debt securities, and when the Adviser determines that market conditions warrant a temporary defensive position, it may use that allowance to invest up to 30% of its net assets in cash and short-term fixed-income securities. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations. The Fund may also invest up to 25% of its assets in foreign securities, including both direct investments and investments made through depository receipts. In selecting its equity investments, the Adviser seeks to identify attractive investment opportunities that have not become widely recognized by other stock analysts or the financial press. Through first-hand research that often includes on-site visits with the leaders of companies, the Advisers looks for companies with fundamental value or growth potential that is not yet reflected in their current market prices. In many cases, companies in the small- and medium-capitalization markets are under-followed and, as a result, less efficiently priced than their larger, better-known counterparts. The Fund's investments are therefore likely to consist, in part, of securities in small- and medium-sized companies. Many of these companies may have successfully emerged from the start-up phase and have potential for future growth. Because of their longer track records and more seasoned management, they generally pose less investment uncertainty than do the smallest companies. In general, smaller-capitalization companies often involve greater risks than investments in established companies.
WARBURG PINCUS
INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing in equity securities of non-U.S. issuers. The Portfolio pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgement of the Adviser, have their principal business activities and interests outside of the United States. The Portfolio will ordinarily invest substantially all of its assets in common stocks, warrants and securities convertible into or exchangeable for common stocks, and will generally invest in at least three countries other than the United States. The Portfolio intends to be widely diversified across securities of many corporations located in a number of foreign countries. The Adviser anticipates, however, that the Portfolio from time to time invest a significant portion of its assets in a single country such as Japan, which may involve special risks. In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may invest in the securities of closed-end investment companies that invest in foreign securities. The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets. International investment entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods.
POST-VENTURE CAPITAL PORTFOLIO seeks long-term growth of capital. The Portfolio pursues an aggressive investment strategy by investing primarily in equity securities of companies considered by the Adviser to be in their post-venture capital stage of development. Although the Portfolio may invest up to 10% of its assets in venture capital and other investment Funds, the Portfolio is not designed primarily to provide venture capital financing. Rather, under normal market conditions, the Portfolio will invest up to at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), whichever is later, will have been made within ten years prior to the Portfolio's purchase of the company's securities. The Adviser believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average or the Fortune 500. Up to 10% of the Portfolio's assets may be invested in United States or foreign private limited partnerships or other investment Funds ("Private Funds") that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. Because of the nature of the Portfolio's investments and certain strategies it may use, such as investing in Private Funds, an investment in the Portfolio should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors.
SMALL COMPANY GROWTH PORTFOLIO seeks capital growth by investing primarily in equity securities of small sized domestic companies (i.e., companies having stock market capitalizations of between $25 million and $1 billion at the time of purchase) that represent attractive opportunities for capital growth. It is anticipated that the Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the -counter market. Small companies may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Portfolio's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process. The Portfolio may also invest in securities of emerging growth companies, which can be either small- or medium-sized companies that have passed their start up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value.
Shares of the Fidelity Funds may also be sold to a variable life separate account of Fidelity Investments Life and to variable annuity and variable life separate accounts of other insurance companies. For a discussion of the possible consequences associated with having the Fidelity Funds available to such other separate accounts, see RESOLVING MATERIAL CONFLICTS on page .
The investment adviser for the Fidelity Funds is Fidelity Management & Research Company, a registered adviser under the Investment Advisers Act of 1940. Fidelity Management & Research Company is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. As of December 31, 1996, it advised funds having more than 29 million shareholder accounts with a total value of more than $432 billion. The portfolios of the Fidelity Funds, as part of their operating expenses, pay an investment management fee to Fidelity Management & Research Company. These fees are part of the Funds' expenses. See the prospectuses for the Funds for discussions of the Funds' expenses.
The investment adviser for the Morgan Stanley Universal Funds is Morgan Stanley Asset Management Inc., a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), which is a publicly owned financial services corporation listed on the New York stock exchange. MSAM, a registered Investment Adviser under the Investment Advisers Act of 1940, as amended, serves as investment adviser to numerous open-end and closed-end investment companies, as well as many institutions, pension plans and individuals. MSAM's principal business office is located at 1221 Avenue of the Americas, New York, New York 10020.
The investment adviser for the PBHG Insurance Series Fund, Inc is Pilgrim Baxter & Associates, Ltd. (the "Adviser"), a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of the Adviser is United Asset Management Corporation ("UAM"), a New York stock exchange listed holding company principally engaged through affiliated firms, in providing institutional investments management services and acquiring institutional investment management firms. UAM's headquarters are located at One International Place, Boston, Massachusetts 02110. The principal business address of the Adviser is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087. Newbold's Asset Management, Inc., the Sub-Adviser, 950 Haverford Road, Bryn Mawr, Pennsylvania 19010, is a registered investment adviser that was formed in 1940. As with the Adviser, the controlling shareholder of the Sub-Adviser is UAM.
The investment adviser for the Strong Funds is Strong Capital Management, Inc. The Adviser began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. The Adviser's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of the Fund, is the controlling shareholder of the Adviser.
The investment adviser for the Warburg Pincus Funds is Warburg Pincus. Incorporated in 1970, Warburg Pincus is indirectly controlled by Warburg, Pincus & Co.("WP&Co."), Warburg G.P has no business other than being a holding company of Warburg Pincus and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg Pincus. Warburg Pincus' address is 466 Lexington Avenue, New York, New York 10017-3147.
You will find more complete information about the Funds, including the risks associated with each portfolio, in their respective prospectuses. You should read them in conjunction with this prospectus.

6.FACTS ABOUT THE CONTRACT

PURCHASE OF A CONTRACT
We offer the Contracts only in states in which we have obtained the necessary approval. The Contracts are available on a non-qualified basis ("Non-qualified Contracts") and as individual retirement annuities ("IRAs") that qualify for special Federal income tax treatment ("Qualified Contracts").
Generally, Qualified Contracts may be purchased only in connection with a "rollover" of funds from another qualified plan, tax sheltered annuity or IRA and contain certain other restrictive provisions limiting the timing and amount of payments to and distributions from the Qualified Contract. See TAX CONSIDERATIONS on page .
To purchase a Non-qualified Contract you must make a purchase payment of at least $2,500 and complete an application form. To purchase a Qualified Contract you must make a purchase payment of at least $10,000 and complete an application form. For a Non-qualified Contract, the proposed Annuitant must be no older than 80 years old. If your application and initial purchase payment can be accepted in the form received, the payment will be applied to the purchase of a Contract within two business days after receipt at the Annuity Service Center. The date that the payment is credited and your Contract issued is called the Contract Date. If an incomplete application is received, we will request the information necessary to complete the application. Once the completed application is received, the initial payment will be applied to the purchase of a Contract within two business days. If the application remains incomplete for five business days, we will return your payment unless we obtain your specific permission to retain the payment pending completion of the application.
A Non-qualified Contract may also be purchased by exchanging Fidelity Variable Annuity (another annuity contract issued by Fidelity Investments Life). In such an exchange, the original contract will be exchanged for a new contract with a purchase price equal to the contract value of the original contract on the date of the exchange. In addition, a Contract purchased through such an exchange will be subject to certain special provisions, which are described throughout the prospectus. For example, the withdrawal charge is subject to special rules. See WITHDRAWAL CHARGE on page .
You may make additional payments to a Non-qualified Contract during the life of the Annuitant and before the Annuity Date. The smallest such payment we will accept is $250. You may, however, elect to make regular monthly payments of a minimum of $100 by authorizing regular transfers from a checking account. See AUTOMATIC DEDUCTION PLAN on page . Furthermore, we may offer Contracts with lower minimum payment requirements to individuals under certain sponsored arrangements that meet our eligibility requirements. See SPECIAL PROVISIONS APPLICABLE TO SALES UNDER SPONSORED ARRANGEMENTS on page . You may make additional payments to a Qualified Contract of additional rollover contributions from another qualified plan, tax sheltered annuity or IRA. See TAX CONSIDERATIONS on page . The smallest such payment we will accept is $2,500 unless your Contract provides for a lower minimum. After the free look period, additional payments allocated to the variable Subaccounts will be credited to your Contract based on the next computed value of an Accumulation Unit following receipt of your payment at the Annuity Service Center. See ACCUMULATION UNITS on page . Payments allocated to the Fixed Account will be credited under your Contract as of the date the payment is received at our Annuity Service Center. See THE FIXED ACCOUNT on page . We may limit the maximum amount of initial or subsequent payments that we will accept. FREE LOOK PRIVILEGE
You may return your Contract for a refund within 10 days (or longer where required by applicable state insurance law), after you receive it (the "free look period"). When you are replacing an existing insurance product with the Contract, the free look period will be extended to at least 20 days (or longer where required by applicable state insurance law). The entire portion of any net purchase payment allocated to the Variable Account will be invested in the Money Market Subaccount for the period we estimate or calculate your free look right to be in existence, which is generally 15 days after the Contract Date (25 days if you are replacing an existing insurance product). The Contract value in the Money Market Subaccount will then be transferred to the Subaccounts you chose on the application or in any later instructions to us. For Contracts with large initial payments, we will calculate the exact date your free look right expires based on the actual date you receive the Contract.
If you choose not to retain your Contract, return it to our Annuity Service Center within the free look period. Upon written instruction, the Contract will be canceled and we will refund promptly the greater of (1) your purchase payment without interest, and (2) your Contract Value plus any amount deducted from your payment prior to allocation to the variable Subaccounts or the Fixed Account. This provision does not apply to contracts purchased by exchanging Fidelity Variable Annuity (another annuity contract issued by Fidelity Investments Life) and may vary by state where required by applicable state insurance law.
INVESTMENT ALLOCATION OF YOUR PURCHASE PAYMENTS
At the end of the Valuation Period in which your free look period expires (by our estimation or calculation), your Contract Value in the Money Market Subaccount will be allocated among the variable Subaccounts according to the instructions on your application or your later instructions to us, based on the respective Accumulation Unit Values of the Subaccounts at that time. The portion of your initial payment allocated to the Fixed Account will be credited directly to the Fixed Account. Payments after the free look period are allocated directly to the selected investment options. All percentage allocations must be in whole numbers. Prior to the Annuity Date, you generally may not allocate more than $100,000 (including transfers) to the Fixed Account during any one Contract Year.
You may currently transfer amounts among variable Subaccounts before the Annuity Date as often as you wish without charge. However, excessive trading activity can disrupt portfolio management strategy and increase portfolio expenses, which are borne by all Contract Owners participating in the portfolio regardless of their transfer activity. Therefore, we reserve the right to limit the number of transfers permitted, but not to fewer than five per Contract Year. For certain contracts issued after May 1, 1997, FILI also reserves the right to charge for transfers in excess of 12 per calendar year. The request may be in terms of dollars, such as a request to transfer $5,000 from one Subaccount to another, or may be in terms of a percentage reallocation among Subaccounts. In the latter case, the percentages must be in whole numbers. The minimum amount you may transfer is $250 or, if less, the entire portion of your Contract Value allocated to a particular Subaccount. You may transfer amounts or change your investment allocation with respect to future payments by sending a letter or calling the Annuity Service Center.
Fidelity Investments Life and the Funds reserve the right to revise or terminate the telephone exchange provisions, limit the amount of or reject any exchange, as deemed necessary, at any time. Telephone exchange authorizations will be limited to eighteen per calendar year. Fidelity Investments Life will not accept exchange requests via fax. Fidelity Investments Life will not be responsible for any losses resulting from unauthorized telephone reallocations if it follows reasonable procedures designed to verify the identity of the caller. Fidelity Investments Life will request your Personal Identification Number and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them.
In some cases, contracts may be sold to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, market timing services obtain authorization from Contract Owner(s) to make transfers and exchanges among the sub-accounts on the basis of perceived market trends. Because the large transfers of assets associated with market timing services may disrupt the management of the portfolios of the Funds, such transactions may become a detriment to Contract Owners not utilizing the market timing service.
The right to exchange contract values among subaccounts may be subject to modification if such rights are executed by a market timing firm or similar third party authorized to initiate transfers or exchange transactions on behalf of a Contract Owner(s). In modifying such rights, the Company may, among other things, decline to accept (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Contract Owner, or (2) the transfer or exchange instructions of individual Contract Owners who have executed pre-authorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner at the same time. The Company will impose such restrictions only if it believes that doing so will prevent harm to other Contract Owners.
When a transfer between variable Subaccounts is requested, the redemption of the requested amount from the Subaccount will always be effected as of the end of the Valuation Period in which the request is received at our Annuity Service Center. That amount will generally be credited to the new Subaccount at the same time. However, when (1) you are making a transfer to a Subaccount which invests in a portfolio that accrues dividends on a daily basis and requires Federal funds before accepting a purchase order and (2) the Subaccount from which the transfer is being made is investing in an equity portfolio in an illiquid position due to substantial redemptions or transfers that require it to sell portfolio securities in order to make funds available, then the crediting of the amount transferred to the new Subaccount may be delayed until the Subaccount from which the transfer is being made obtains liquidity through the earliest of the portfolio's receipt of proceeds from sales of portfolio securities, new contributions by Contract Owners, or otherwise, but no longer than seven days. During this period, the amount transferred will be uninvested.
Transfers to and from the Fixed Account may be made only with our consent. For certain contracts issued May 1, 1997 or later, we may discontinue the availability of the Fixed Account for transfers from the Variable Account or for purchase payments at any time. You may currently transfer amounts from the variable Subaccounts to the Fixed Account before the Annuity Date as often as you wish (with one exception described below) without charge. The minimum dollar amount you may transfer is $250 from any Subaccount or, if less, the entire portion of your Contract Value allocated to a particular Subaccount. If you request a percentage reallocation among the investment options, the percentages must be in whole numbers. Transfers from the Fixed Account before the Annuity Date are currently subject to the following limitations. The maximum amount that currently may be transferred out of the Fixed Account is 25% of the amount invested in the Fixed Account or, if larger, the amount that you transferred from the Fixed Account in the prior Contract Year. The 25% limitation will be reviewed monthly and may be updated but will not be reduced below 25%. When this maximum amount is less than $1,000 we permit a transfer of up to $1,000. You may make one transfer out of the Fixed Account during each Contract Year. A transfer into the Fixed Account is not permitted during the 12 months following a transfer out of the Fixed Account. When amounts are withdrawn from or transferred out of the Fixed Account, the amounts that have been credited to the Fixed Account for the shortest time are withdrawn first. These limits are subject to change in the future. See THE FIXED ACCOUNT on page .
The portion of your Contract Value allocated to the variable Subaccounts will change with the investment performance of the selected Subaccounts. You should periodically review your allocation of Contract Value in light of market conditions and your financial objectives. Transfers after the Annuity Date are subject to different limitations. See FIXED, VARIABLE, OR COMBINATION ANNUITY INCOME OPTIONS on page .
2ACCUMULATION UNITS
When your purchase payments are allocated to a selected variable Subaccount, they result in a particular number of Accumulation Units being credited to your Contract. The number of Accumulation Units credited is determined by dividing the dollar amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount as of the end of the Valuation Period in which the payment is received at the Annuity Service Center. The value of each Subaccount's Accumulation Units varies each Valuation Period (i.e., each day that there is trading on the New York Stock Exchange) with the Net Rate of Return of the Subaccount. The Net Rate of Return reflects the investment performance of the Subaccount for the Valuation Period and is net of the asset charges to the Subaccount. See NET RATE OF RETURN FOR A SUBACCOUNT on page .
WITHDRAWALS
You may at any time prior to the Annuity Date surrender your Contract for its Cash Surrender Value. You may also make partial withdrawals of $500 or more. Certain withdrawals, however, are subject to a penalty tax. See TAX CONSIDERATIONS on page . You may not make a partial withdrawal that, including the appropriate withdrawal charge, would reduce your Contract Value to less than $2,500. Unless you provide other instructions, partial withdrawals (plus any applicable withdrawal charge) will be taken from all of your selected investment options in proportion to your Contract Value in each investment option at the time of the withdrawal. We will pay you the amount of any surrender or partial withdrawal, less any required tax withholding, within seven days after we receive a properly completed withdrawal request. We may defer payment from the Variable Account under certain limited circumstances for a longer period, and we reserve the right to defer payment from the Fixed Account under any circumstances for not more than six months. See POSTPONEMENT OF PAYMENT on page .
SIGNATURE GUARANTEE
A signature guarantee is designed to protect you and Fidelity Investments Life from fraud. Disbursement or free look requests must include a signature guarantee if any of the following situations apply:
1. Your account registration has changed within the last 30 days.
2. The requested amount is more than $25,000.
3. The check is being mailed to a different address than the one on your account (record address).
4. The check is made payable to someone other than the Owner.
5. In other circumstances where we deem it necessary for the protection of you, the customer (e.g. the signature does not resemble the signature we have on file).
You should be able to obtain a signature guarantee from a bank, broker dealer (including Fidelity Investor Centers), credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
3CHARGES
The following are all the charges we make under your Contract.
1. PREMIUM TAXES. In general, we do not currently deduct any amount from your payments for premium taxes. The entire amount of your purchase payments will be allocated to the investment options you select. Several states assess a premium tax upon the commencement of annuity income payments. If you live in a jurisdiction which imposes such a tax and if annuity income payments commence under your Contract, we will deduct a charge from your Contract Value for the tax we incur at the Annuity Date. A few states may require us to pay premium taxes upon receipt of your payment. Wyoming and South Dakota currently requires us to pay a premium tax upon receipt of your purchase payment on non-qualified contracts. Currently, there is no tax imposed on qualified premiums. However, we may make a deduction for taxes required by any state upon receipt of your payments for Contracts issued for delivery in that jurisdiction. We reserve the right to make the deduction in any jurisdiction when we incur these taxes. As of the date of this prospectus, the current range of state premium taxes is from 0% to 3.5%.
2. ADMINISTRATIVE CHARGES. Administrative charges compensate us for the expenses we incur in administering the Contracts. These expenses include the cost of issuing the Contract, maintaining necessary systems and records, and providing reports. We seek to cover these expenses by two types of administrative charges: an annual maintenance charge and daily administrative charge.
Currently, on each Contract Anniversary before the Annuity Date an annual maintenance charge of $30 is deducted from your Contract Value. We currently waive this annual charge prior to the Annuity Date if your total purchase payments, less any withdrawals, equal at least $25,000. In addition, we waive this annual maintenance charge for Contracts purchased after May 1, 1990 by exchanging Fidelity Variable Annuity (another annuity contract issued by Fidelity Investments
Life). Although we do not now intend to charge more than $30 per year, we reserve the right to increase this annual charge to up to $50 if warranted by the expenses we incur.
We also reserve the right to assess this charge against all Contracts (except for those Contracts issued after May 1, 1990 by exchanging Fidelity Variable Annuity). The annual maintenance charge will be deducted from each investment option in proportion to the amount of your total Contract Value invested in that option on the date of deduction. We will deduct a pro rata portion of the charge on the Annuity Date or the date the Contract is surrendered. After the Annuity Date, we will deduct this charge on a pro rata basis from each annuity income payment. The charge assessed after the Annuity Date will never be greater than the charge that was in effect just prior to the Annuity Date.
Each day, we also deduct from the assets of the Subaccounts a percentage of those assets equivalent to an effective annual rate of 0.05%. As a charge against the Subaccounts, this administrative charge is not assessed against your Contract Value allocated to the Fixed Account. This charge is guaranteed never to be increased above an effective annual rate of 0.25%.
3. MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily asset charge for our assumption of mortality and expense risks. This charge is made by deducting daily from the assets of each Subaccount a percentage of those assets equal to an effective annual rate of not more than 0.75%. As with the daily administrative charge, this charge is not assessed against your Contract Value allocated to the Fixed Account. We guarantee never to increase this charge above an effective annual rate of 0.75%. For Contract Owners effecting a life annuity, the mortality risk we bear is that of making the annuity income payments for the life of the Annuitant (or the life of the Annuitant and the life of a second person in the case of a joint and survivor annuity) no matter how long that might be. We also bear a mortality risk under the Contracts, regardless of whether an annuity income payment option is actually effected, in that we make guaranteed purchase rates available. In addition, we bear a mortality risk by guaranteeing a Death Benefit if the Annuitant dies prior to the Annuity Date and prior to age 70. This Death Benefit may be greater than the Contract Value. See DEATH BENEFIT on page . The expense risk we assume is the risk that the costs of issuing and administering the Contracts will be greater than we expected when setting the administrative charges. Of this 0.75% charge, it is estimated that 0.65% is for assuming mortality risks and it is estimated that 0.10% is for assuming expense risks. We will realize a gain from the charge for these risks to the extent that it is not needed to provide for benefits and expenses under the Contracts.
4. WITHDRAWAL CHARGE. We do not assess any sales charge if you keep your Contract in force for more than five years. If you surrender your Contract within the first five Contract Years, we will reduce the amount payable to you by a withdrawal charge (i.e., a contingent deferred sales charge) to compensate us for the expenses of selling and distributing the Contracts. In addition, we will impose a withdrawal charge for sales expenses on certain partial withdrawals during the first five Contract Years. We do not assess any withdrawal charge on the death of the Owner or Annuitant. We currently assess a withdrawal charge upon annuitization if the Contract has been in existence for less than one year. Bearing this in mind, the Contract should be viewed as a long-term investment and insurance product. You may surrender the Contract without any withdrawal charges for thirty days after notification is mailed to you of any of the following events: (1) the renewal interest rate on any portion of your Contract Value allocated to the Fixed Account decreased by more than 1% from the expiring interest rate; (2) the maintenance charge is increased above the amount shown in the Contract at issue; or (3) the maintenance charge is imposed on your Contract as a result of a change in practice.
There is no withdrawal charge if you withdraw the value of your Contract in whole or in part after five Contract Years. In addition, during the first five Contract Years, no withdrawal charge is assessed against total withdrawals in each Contract Year of an amount up to 10% of your total purchase payments as of the date of withdrawal. For this purpose, "total purchase payments" refers to all purchase payments made less any amounts previously withdrawn that were subject to a withdrawal charge.
When a partial or full withdrawal is made within the first five Contract Years, the amount of purchase payments withdrawn from your Contract Value (less any amount entitled to the 10% exception) will be subject to a withdrawal charge for sales expenses as follows:
               Withdrawal Charge
               As Percentage of Amount of
 Contract Year Purchase Payments Withdrawn
 1              5%
 2              4%
 3              3%
 4              2%
 5              1%
 6 and later    0%
For purposes of determining this withdrawal charge, any amount you withdraw in excess of amounts entitled to the 10% exception will be considered as a withdrawal of purchase payments until you have withdrawn an amount equal to all your payments. Amounts withdrawn after an amount equal to your aggregate purchase payments has been withdrawn are considered to be withdrawals of investment earnings and are not subject to any withdrawal charge.
Additional purchase payments during the first five Contract Years will increase the dollar amount of the potential withdrawal charge by increasing the amount of payments that may be withdrawn while the withdrawal charge is in effect. Additional payments do not, however, cause the schedule of possible withdrawal charges to start over again. For example, if an additional payment is made during the fifth Contract Year and withdrawn later during that same year, it and all payments withdrawn that year will be subject to a 1% withdrawal charge. Additional payments after the fifth Contract Year will not be subject to any possible withdrawal charge.
Free withdrawals are not cumulative. For example, let us assume that you (1) make an initial purchase payment of $10,000; (2) make no withdrawals during the first Contract Year; (3) make no additional purchase payments; and (4) make a withdrawal of $1,500 in the second Contract Year. Given this example, $1,000 would be free from a withdrawal charge, but $500 would be subject to a withdrawal charge. We will waive the withdrawal charge during the free look period if (a) you purchased your contract (1) by exchanging another annuity contract or life insurance policy, or (2) by trustee to trustee transfer or direct rollover from an IRA or other qualified plan, and (b) (1) you are exchanging the Contract for another annuity contract, or (2) you are making a trustee to trustee transfer or direct rollover of the money in a Qualified Contract to another IRA or a qualified plan.
In connection with a Contract purchased after May 1, 1990 by exchanging Fidelity Variable Annuity (another annuity contract issued by Fidelity Investments Life), we will determine the withdrawal charge as if (1) the new contract had been purchased on the date the original contract was purchased, and (2) any additional purchase payments made under the original contract had been made under the new contract on the same date they were actually made under the original contract. Since the Contract is intended to be long-term, we expect that the withdrawal charge will not be sufficient to cover our expenses in selling the Contracts. To the extent that the withdrawal charges are not sufficient, we will pay these expenses from our general assets. These assets may include proceeds from the mortality and expense risk charge described above.
5. TRANSFER CHARGE. On certain contracts issued after May 1, 1997 we reserve the right to charge for transfers in excess of 12 per calendar year.
6. FUNDS' EXPENSES. The expenses and charges incurred by the Funds are described in their respective prospectuses.
7. OTHER TAXES. We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. See FIDELITY INVESTMENTS LIFE'S TAXES on page .
DEATH BENEFIT
If the Annuitant dies prior to the Annuity Date, we will, upon receipt of proof of death at the Annuity Service Center, pay a Death Benefit to the Beneficiary you have designated. If the Annuitant dies on or before his or her 70th birthday, the Death Benefit will equal the greater of: (1) the purchase payments paid, less any partial withdrawals and charges thereon; and (2) the Contract Value as of the end of the Valuation Period in which proof of death is received at our Annuity Service Center. If the Annuitant dies after his or her 70th birthday, the Death Benefit will equal the Contract Value as of the end of the Valuation Period in which proof of death is received at our Annuity Service Center. However, for Contracts purchased after May 1, 1990 by exchanging Fidelity Variable Annuity (another annuity contract issued by Fidelity Investments Life), the Death Benefit will be the greater of: (1) the purchase payments paid, less any partial withdrawals and charges thereon; and (2) the Contract Value as of the end of the Valuation Period in which proof of death is received. No withdrawal charge is made in connection with the payment of a Death Benefit. The Death Benefit may be paid in a single sum or applied under a fixed, variable or combination annuity.
During the lifetime of the Annuitant, you may elect that the Death Benefit be applied under any one of the annuity income options listed in the Contract or under any other income option acceptable to us. If you have not selected an annuity income option and the Annuitant dies prior to the Annuity Date, the Beneficiary may choose an income option for the Death Benefit.
REQUIRED DISTRIBUTIONS UPON DEATH
Federal tax law requires that if any Owner dies before the Annuity Date, the entire interest in the Contract must be distributed within five years after the Owner's death, unless: the Beneficiary's or second Owner's entire interest is payable over the Beneficiary's or second Owner's lifetime (or a period not extending beyond the life expectancy of the Beneficiary or second Owner) with distributions beginning within one year of the date of death, or the Beneficiary is the surviving spouse of the deceased Owner, in which case the spouse may elect to continue the Contract as the Owner.
If the Contract is Jointly Owned and if either Owner dies before the Annuity Date, the entire interest will be distributed to the surviving Owner unless the deceased Owner was the Annuitant. In that case, the Beneficiary will receive the distribution.
If the Owner is a corporation or other non-individual and the Annuitant dies before the Annuity Date, the Beneficiary's entire interest in the Contract must be distributed in the same manner as if the contract were owned by one individual who was also the Annuitant and that individual had died prior to the Annuity Date.
The rules regarding required distributions upon the Owner's death are described in the Statement of Additional Information. We intend to administer the Contracts to comply with Federal tax law.
ANNUITY DATE
When your Contract is issued, it will generally provide for the latest permissible Annuity Date. The latest permissible date is the first day of the calendar month following the Annuitant's 85th birthday or, if later, the first day of the calendar month following the Contract's fifth Contract Anniversary. You may change the Annuity Date by written notice received at the Annuity Service Center at least 30 days prior to the current Annuity Date then in effect. The Annuity Date must be the first day of a month. The earliest permissible Annuity Date is the first day of the calendar month following the expiration of the free look period.
SELECTION OF ANNUITY INCOME OPTIONS
While the Annuitant is living and at least 30 days prior to the Annuity Date, you may elect any one of the annuity income options described in the Contract. You may also change your election to a different annuity income option by notifying us in writing at least 30 days prior to the Annuity Date. Once annuity payments begin, depending on the annuity payment option chosen, it may not be possible to change later to a different form of payment, or to make any withdrawals.
In the case of a Qualified Contract, you must elect an option before we make any annuity income payments. If, under a Non-qualified Contract, you have not elected an annuity income option at least 30 days prior to the Annuity Date, the automatic annuity income option will be a combination annuity for life, with 120 monthly payments guaranteed. The Contract Value allocated to the Fixed Account, less any maintenance charge and premium taxes, will be applied to the purchase of the fixed portion of the annuity and the Contract Value allocated to the Variable Account, less any maintenance charge and premium taxes, will be applied to the purchase of the variable portion of the annuity. See Annuity Income Option No. 3 under TYPES OF ANNUITY INCOME OPTIONS on page .
FIXED, VARIABLE, OR COMBINATION ANNUITY INCOME OPTIONS
You may elect to have annuity income payments made on a fixed basis, a variable basis, or a combination of both. If you choose a fixed annuity, the amount of each payment will be set and will not change. Upon selection of a fixed annuity, your Contract Value will be transferred to the Fixed Account. The annuity income payments will be fixed in amount and duration by the fixed annuity provisions selected, the adjusted age and sex of the Annuitant (except Contracts utilizing unisex purchase rates), and the then current guaranteed interest rate used to determine fixed annuity income payments. In no event will the guaranteed interest rate be less than 3.5% (3.0% for certain Contracts issued May 1, 1997 or later).
If you select a variable annuity, your Contract Value will be transferred to the Variable Account. The dollar amount of the first variable annuity income payment will be determined in accordance with the applicable annuity payment rates, the age and sex of the Annuitant (except Contracts utilizing unisex purchase rates), and an assumed annual interest rate of 3.5% unless we also offer an alternative assumed interest rate on the Annuity Date and you select that alternative. All subsequent variable annuity income payments are calculated based on the Subaccount Annuity Units credited to the Contract. Annuity Units are similar to Accumulation Units except that built into the calculation of Annuity Unit Values is the assumption that the Net Rate of Return of a Subaccount will equal the assumed interest rate. Thus, with a 3.5% assumed interest rate, the Subaccount Annuity Unit Value will not change if the daily Net Rate of Return of the Subaccount is equivalent to an annual rate of return of 3.5%. If the Net Rate of Return is greater than the assumed interest rate, the Subaccount Annuity Unit Value will increase; if the Net Rate of Return is less than the assumed interest rate, the Subaccount Annuity Unit Value will decrease.
When variable annuity income payments commence, the number of Annuity Units credited to the Contract in a particular Subaccount is determined by dividing that portion of the first variable income annuity payment attributable to that Subaccount by the Annuity Unit Value of that Subaccount for the Valuation Period in which the Annuity Date occurs. The number of Annuity Units of each Subaccount credited to the Contract then remains fixed unless there is a subsequent transfer involving the Subaccount. The dollar amount of each variable annuity income payment after the first may increase, decrease or remain constant. The income payment is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each Subaccount credited to the Contract by the Annuity Unit Value for the particular Subaccount for the Valuation Period in which each subsequent annuity income payment is due.
If you select a combination annuity, your Contract Value will be split between the Fixed Account and the Variable Account in accordance with your instructions. Your annuity income payments will be the sum of the income payment attributable to your fixed portion and the income payment attributable to your variable portion.
After the Annuity Date, transfers between the Variable Account and the Fixed Account are not permitted. Transfers among the variable Subaccounts, however, are permitted subject to some limitations. See TRANSFERS AMONG SUBACCOUNTS AFTER THE ANNUITY DATE in the Statement of Additional Information.
TYPES OF ANNUITY INCOME OPTIONS
The Contract provides for three types of annuity income options. All are available on a fixed, variable or combination basis. You may not select more than one option. If your Contract Value on the Annuity Date would not provide an initial monthly payment of at least $20, we may pay the proceeds in a single sum rather than pursuant to the selected option.
1. LIFE ANNUITY. Income payments will be made monthly during the Annuitant's lifetime ceasing with the last payment due prior to the Annuitant's death. No income payments are payable after the death of the Annuitant. Thus, it is quite possible that income payments will be made that are less than the value of the Contract. Indeed, if the Annuitant were to die within one month after the Annuity Date, only one monthly income payment would have been made. Because of this risk, this option offers the highest level of monthly payments.
2. JOINT AND SURVIVOR ANNUITY. This option provides monthly income payments during the joint lifetimes of the Annuitant and a designated second person and during the lifetime of the survivor. There are some limitations on the use of this option in qualified annuities. As in the case of the life annuity described above, there is no guaranteed number of income payments and no income payments are payable after the death of the Annuitant and the designated second person.
3. LIFE ANNUITY WITH 120 OR 240 MONTHLY PAYMENTS GUARANTEED. This option provides monthly income payments during the lifetime of the Annuitant, and in any event for one hundred twenty (120) or two hundred forty (240) months certain as elected. In the case of a Qualified Contract, the guarantee period may not exceed the life expectancy of the Annuitant. In the event of the death of the Annuitant under this option, the Contract provides that any guaranteed monthly income payments will be paid to the Beneficiary or Beneficiaries during the remaining months of the term selected. However, a Beneficiary may, at any time, elect to receive the discounted value of his or her remaining income payments in a single sum. In such event, the discounted value for fixed or variable annuity income payments will be based on interest compounded annually at the applicable interest rate used in determining the first annuity income payment. Upon the death of a Beneficiary receiving annuity benefits under this option, the present value of the guaranteed benefits remaining after we receive notice of the death of the Beneficiary, computed at the applicable interest rate, shall be paid in a single sum to the estate of the Beneficiary. The present value is computed as of the Valuation Period during which notice of the death of the Beneficiary is received at the Annuity Service Center.
You may choose to have income payments made on a monthly basis or at another frequency such as quarterly, semi-annually or annually. In addition to the Annuity Income Options provided for in the Contracts, other Annuity Income Options may be made available by the Company. REPORTS TO OWNERS
During the Accumulation period, four times each Contract Year you will receive a statement of your Contract Value, including a summary of all transactions since the preceding quarterly statement.
In addition, you will receive semiannual reports containing financial statements for the Variable Account and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940.

7.THE FIXED ACCOUNT

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT OPTION UNDER THE CONTRACTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED ACCOUNT OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THOSE ACTS, AND FIDELITY INVESTMENTS LIFE HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT OPTION. DISCLOSURES REGARDING THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.
As noted earlier, you may allocate purchase payments or transfer all or a part of your Contract Value to a fixed-rate investment option funded through Fidelity Investments Life's general account (the "Fixed Account"). The Fixed Account may also be referred to as the "Guaranteed Account". Funds allocated or transferred to the Fixed Account do not fluctuate with the investment experience of Fidelity Investments Life's general account. We guarantee that the portion of your Contract Value that is held in the Fixed Account will accrue interest daily at an annual rate that will never be less than 3.5% (3.0% for certain contacts issued May 1, 1997 or later). When a purchase payment is received or an amount is transferred into the Fixed Account, an interest rate will be assigned to that amount. That rate will be guaranteed for a certain period of time depending on when the amount was allocated to the Fixed Account. When this initial period expires, a new interest rate will be assigned to that amount which will be guaranteed for a period of at least a year. Thereafter, interest rates credited to that amount will be similarly guaranteed for successive periods of at least one year. Therefore, different interest rates may apply to different amounts in the Fixed Account depending on when the amount was initially allocated. Furthermore, the interest rate applicable to any particular amount may vary from time to time.
For certain contracts issued May 1, 1997 or later, we may discontinue the availability of the Fixed Account for transfers from the Variable Account or for purchase payments at any time.
The amount of your Contract Value in the Fixed Account and the amount of interest credited will be included in the quarterly statements we send to you. See REPORTS TO OWNERS on page .

8.MORE ABOUT THE CONTRACT

TAX CONSIDERATIONS
The following discussion is not intended as tax advice. For tax advice you should consult a tax Adviser. Although the following discussion is based on our understanding of Federal income tax laws as currently interpreted, there is no guarantee that those laws or interpretations will not change. The following discussion does not take into account state or local income tax or other considerations which may be involved in the purchase of a Contract or the exercise of options under the Contracts. In addition, the following discussion assumes that the Contract is owned by an individual, and we do not intend to offer the Contracts to "non natural" persons such as corporations, unless the Contract is held by such person as a nominee for an individual. (If the Contract is not owned by or held for a natural person, the contract will generally not be treated as an annuity for tax purposes.)
The following discussion assumes that the Contract will be treated as an annuity for Federal income tax purposes. Section 817(h) of the Code provides that the investments of a separate account underlying a variable annuity contract (or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be "adequately diversified" in order for the Contract to be treated as an annuity for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The Variable Account, through each of the portfolios of the Funds, intends to comply with these requirements. We have entered into agreements with the Funds that require the Funds to operate in compliance with the Treasury Department's requirements. In connection with the issuance of prior regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account. Additional guidance relating to this subject is expected in the near future. It is not clear what this guidance will provide or whether it will be prospective only. It is possible that when this guidance is issued the Contract may need to be modified to comply with it.
In addition, to qualify as an annuity for Federal tax purposes, the Contract must satisfy certain requirements for distributions in the event of the death of the Owner of the Contract. The Contract contains such required distribution provisions. For further information on these requirements see the Statement of Additional Information.
The individual situation of each Owner or Beneficiary will determine the Federal estate taxes and the state and local estate, inheritance and other taxes due if an Owner or the Annuitant dies.
QUALIFIED CONTRACTS
The Contract may be used as a qualified individual retirement annuity. Under Section 408(b) of the Code, eligible individuals may contribute to an individual retirement annuity ("IRA"). The Code permits certain "rollover" contributions to be made to an IRA. In particular, certain qualifying distributions from another qualified plan, tax sheltered annuity or IRA may be received tax-free if rolled over to an IRA within 60 days of receipt. Because the Contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to an IRA, a Qualified Contract may be purchased only in connection with a "rollover" of the proceeds from another qualified plan, tax sheltered annuity or IRA. IN ADDITION, QUALIFIED CONTRACTS WILL NOT ACCEPT ANY SUBSEQUENT CONTRIBUTIONS OTHER THAN ADDITIONAL ROLLOVER CONTRIBUTIONS FROM ANOTHER QUALIFIED PLAN, TAX SHELTERED ANNUITY OR IRA. In order to qualify as an IRA under Section 408(b) of the Code, a Contract must contain certain provisions: (1) the Owner of the Contract must be the Annuitant and, except for certain transfers incident to a divorce decree, the Owner cannot be changed and the Contract cannot be transferable; (2) the Owner's interest in the Contract cannot be forfeitable; and (3) annuity and death benefit payments must satisfy certain minimum distribution requirements. Contracts issued on a qualified basis will conform to the requirements for an IRA and will be amended to conform to any future changes in the requirements for an IRA.
CONTRACT VALUES AND PROCEEDS
Under current law, you will not be taxed on increases in the value of your Contract until a distribution occurs. A distribution may occur in the form of a withdrawal, death benefit payment, or payments under an Annuity Income Option. An amount received as a loan under, or the assignment or pledge of any portion of the value of, a Contract may also be treated as a distribution. In the case of a Qualified Contract, you may not receive or make any such loan or pledge. Any such loan or pledge will result in disqualification of the Contract and inclusion of the value of the entire Contract in income. Additionally, a transfer of a Non-qualified Contract for less than full and adequate consideration will result in a deemed distribution, unless the transfer is to your spouse (or to a former spouse pursuant to a divorce decree). The taxable portion of a distribution is generally taxed as ordinary income.
If you fully surrender your Contract before annuity income payments commence, you will be taxed on the portion of the distribution that exceeds your cost basis in your Contract. For Non-qualified Contracts, the cost basis is generally the amount of your payments, and the taxable portion of the proceeds is taxed as ordinary income. For Qualified Contracts, the cost basis is generally zero, and the entire amount of the surrender payment is generally taxed as ordinary income. In addition, for both Qualified and Non-qualified Contracts, amounts received as the result of the death of the Owner or Annuitant that are in excess of your cost basis will also be taxed.
Partial withdrawals under a Non-qualified Contract are treated for tax purposes as first being taxable withdrawals of investment income, rather than as return of purchase payments, until all investment income earned by your Contract has been withdrawn. You will be taxed on the amount withdrawn to the extent that your Contract Value at that time, unreduced by the withdrawal charge, exceeds your payments. Partial withdrawals under a Qualified Contract are prorated between taxable income and non-taxable return of investment. Generally, the cost basis of a Qualified Contract is zero, and the partial withdrawal will be fully taxed.
All annuity contracts issued by the same company (or an affiliated company) to the same contract owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in income of any distribution that is not received as an annuity payment. In the case of a Qualified Contract, the tax law requires for all post-1986 contributions and distributions that all individual retirement accounts and annuities be treated as one contract.
Although the tax consequences may vary depending on the form of annuity selected under the Contract, the recipient of an annuity income payment under the Contract generally is taxed on the portion of such income payment that exceeds the cost basis in the Contract. For variable annuity income payments, the taxable portion is determined by a formula that establishes a specific dollar amount that is not taxed. This dollar amount is determined by dividing the Contract's cost basis by the total number of expected periodic income payments. However, the entire distribution will be fully taxable once the recipient is deemed to have recovered the dollar amount of the investment in the Contract. For Qualified Contracts, the cost basis is generally zero and each annuity income payment is fully taxed.
A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions. The penalty tax applies to early withdrawals or distributions. The penalty tax is not imposed on: (1) distributions made to persons on or after age 59 1/2; (2) distributions made after death of the Owner; (3) distributions to a recipient who has become disabled; (4) distributions in substantially equal installments made for the life of the taxpayer or the lives of the taxpayer and a designated second person; and (5) in the case of Qualified Contracts, distributions received from the rollover of the Contract into another qualified contract or IRA. In the case of a Contract held in custody for a minor under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, a distribution under the Contract ordinarily is taxable to the minor. Whether the penalty tax applies to such a distribution ordinarily is determined by the circumstance or characteristics of the minor, not the custodian. Thus, for example, a distribution taxable to a minor will not qualify for the exception to the penalty tax for distributions made on or after age 59 1/2, even if the custodian is 59 1/2 or older. In addition, in the case of a Qualified Contract, a 50% excise tax is imposed on the amount by which minimum required annuity or death benefit distributions exceed actual distributions. Penalty taxes also are imposed on aggregate distributions from specified retirement programs (including IRAs) in excess of a specified amount annually and in certain other circumstances.
We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under the Contract, unless the Owner, Annuitant or Beneficiary files a written election prior to the distribution stating that he or she chooses not to have any amounts withheld.
FIDELITY INVESTMENTS LIFE'S TAXES
The earnings of the Variable Account are taxed as part of the operations of Fidelity Investments Life. Under the current provisions of the Code, we do not expect to incur Federal income taxes on earnings of the Variable Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Variable Account for our Federal income taxes. We will periodically review the need for a charge to the Variable Account for company Federal income taxes. Such a charge may be made in future years for any Federal income taxes that would be attributable to the Contracts.
Under current laws we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, we may make charges for such taxes against the Variable Account.
OTHER CONTRACT PROVISIONS
You should also be aware of the following important provisions of your Contract.
1. OWNER. As an Owner named in the application, you have the rights and privileges specified in the Contract. If there are two Owners they must be spouses. Owners own the Contract in accordance with its terms. Because they are inconsistent with the operation of the Contract, we will not accept applications with additional legal terms such as "tenancy by the entirety," "joint tenants in common" or "joint ownership by husband and wife".
Prior to the Annuity Date and during the lifetime of the Annuitant, you may change an Owner or Beneficiary (but not the Annuitant) by notifying us in writing. You may not, however, change the Owner of a Qualified Contract. A change in the Owner of a Non-qualified Contract will take effect on the date the request was signed, but it will not apply to any payments made by us before the request was received and recorded at the Annuity Service Center. If there are two Owners, any written authorizations must come from both Owners.
2. BENEFICIARY. The Beneficiary(ies) is (are) named on the application unless later changed. The proceeds will be paid to the Beneficiary or Beneficiaries if all the Owners or the Annuitant dies before the Annuity Date. No Beneficiary has rights in the contract until all the Owners or the Annuitant has died. If no Beneficiary survives the deceased Annuitant or the last deceased Owner, the proceeds will be paid to the surviving Owner(s) or to the estate or estates of the deceased Owner(s). All Beneficiaries must be identified by name. A Beneficiary may be a "Primary Beneficiary" or a "Contingent Beneficiary". No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined.
3. MISSTATEMENT OF AGE OR SEX. If the age or sex of the Annuitant has been misstated, we will change the benefits to those which the proceeds would have purchased had the correct age and sex been stated. If the misstatement is not discovered until after annuity income payments have started, we will take the following action: (1) if we made any overpayments, we may add interest at the rate of 6% per year compounded annually and charge them against income payments to be made in the future; (2) if we made any underpayments, the balance plus interest at the rate of 6% per year compounded annually will be paid in a single sum.
4. ASSIGNMENT. You may assign a Non-qualified Contract at any time during the lifetime of the Annuitant and before the Annuity Date. See TAX CONSIDERATIONS on page . No assignment will be binding on us unless it is written in a form acceptable to us and received at our Annuity Service Center. Your rights and the rights of any Beneficiary will be affected by an assignment. We will not be responsible for the validity of any assignment. No assignment may be made of a Qualified Contract.
5. DIVIDENDS. Our variable annuity Contracts are "non-participating". This means that they do not provide for dividends. Investment results under the Contracts are reflected in benefits.
SELLING THE CONTRACTS
The Contracts will be distributed through Fidelity Brokerage Services, Inc. and Fidelity Insurance Agency, Inc., both of which are affiliated with FMR Corp., the parent company of Fidelity Investments Life. Fidelity Brokerage Services, Inc. is the principal underwriter (distributor) of the Contracts. Fidelity Distributors Corporation is the distributor of the Fidelity family of funds, including the Fidelity Funds. The principal business address of Fidelity Brokerage Services, Inc. and Fidelity Distributors Corporation is 82 Devonshire Street, Boston, Massachusetts 02109. We pay Fidelity Insurance Agency, Inc. first year sales compensation of not more than 2% of payments received in the first Contract Year as well as renewal sales compensation in later years based on persistency of Contracts and the size of Contract Values. Our renewal sales compensation payments will be approximately equal to 0.10% of the Contract Value as of the end of each Contract Year.
AUTOMATIC DEDUCTION PLAN
Under the automatic deduction plan you can make regular payments by pre-authorized transfers from a checking account. Your checking account must be at a banking institution which is a member of ACH (Automatic Clearing House). The minimum regular payment is $100. This minimum may be reduced for Contracts issued under certain sponsored arrangements. Transactions pursuant to an automatic deduction plan will be confirmed in your quarterly statement. We reserve the right to restrict your participation in the automatic deduction plan if your checking account has insufficient funds to cover the transfer.
SPECIAL PROVISIONS APPLICABLE TO SALES UNDER SPONSORED ARRANGEMENTS
We may reduce the annual maintenance charge and/or the withdrawal charge on Contracts offered to individuals under a sponsored arrangement. See CHARGES on page . We determine the eligibility of groups for such reduced charges, and the amount of such reductions for particular groups, by considering the following factors: (1) the size of the group; (2) the total amount of purchase payments expected to be received from the group; (3) the nature of the group and the persistency expected in that group; (4) the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which we believe to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified on a uniform basis. Our reductions in charges for sponsored sales will not be unfairly discriminatory to the interests of any Contract Owners.
Contracts issued under a sponsored arrangement generally utilize unisex annuity purchase rates.
We may also reduce minimum purchase payment requirements on Contracts issued under these arrangements. Because of these reductions, we include a provision in such Contracts that allows us to cancel smaller, inactive Contracts. If we cancel your Contract under this provision, we will pay you your Contract Value in a single sum payment. Specifically, we may, at our option, cancel such a Contract prior to the Annuity Date if all of the following conditions exist at the same time: (1) no purchase payments have been made during the previous 24 months; (2) the total purchase payments credited to the Contract are less than $2,000; and (3) the Contract Value is less than $2,000.
DOLLAR COST AVERAGING
Dollar cost averaging allows you to make automatic monthly dollar amount transfers from the Money Market Subaccount to any of the other variable Subaccounts. Dollar cost averaging transfers are not permitted to the Fixed Account.
These monthly transfers will take effect on the same day each month. You may select any date between the 1st and 28th as the date of your dollar cost averaging transfers (the "Transfer Date"). If the Transfer Date occurs on a day the New York Stock Exchange is closed (i.e., weekend or holiday), the dollar cost averaging transfer will take effect as of the next business day which the New York Stock Exchange is open. Your transfers will continue until the balance in the Money Market Subaccount is exhausted or you notify us of cancellation of dollar cost averaging for your Contract.
The minimum monthly transfer allowed to any variable Subaccount is $250.
Dollar cost averaging is currently available at no charge to the Contract Owner. Fidelity Investments Life reserves the right to modify or terminate the dollar cost averaging feature.
POSTPONEMENT OF PAYMENT
In general, we will ordinarily pay any partial or full cash withdrawal within seven days after we receive your written request at our Annuity Service Center. We will usually pay any Death Benefit within seven days after we receive proof of the Annuitant's death. However, we may delay payment if (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our Contract Owners. In addition, we reserve the right to delay payment of any partial or full cash withdrawal from the Fixed Account for not more than six months. If payment from the Fixed Account is delayed for more than 30 days, it will be credited with interest from the date of withdrawal at a rate not less than 3.5% per year compounded annually (3.0% per year for certain contracts issued May 1, 1997 or later) or, if greater, the rate required by law.

9.MORE ABOUT THE VARIABLE ACCOUNT AND THE FUNDS

CHANGES IN INVESTMENT OPTIONS
We may from time to time make additional Subaccounts available to you. These Subaccounts will invest in investment portfolios that we find suitable for the Contracts.
We also have the right to eliminate Subaccounts from the Variable Account, to combine two or more Subaccounts, or to substitute a new portfolio or fund for the portfolio in which a Subaccount invests. A substitution may become necessary if, in our judgment, a portfolio or Fund no longer suits the purposes of the Contracts. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the SEC and any other required approvals before making such a substitution.
We also reserve the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.
NET RATE OF RETURN FOR A SUBACCOUNT
A Subaccount's Net Rate of Return depends on how the investments of the Subaccount perform. We determine the Net Rate of Return of a Subaccount at the end of each Valuation Period. Such determinations are made as of the close of business each day the New York Stock Exchange is open for business. The Net Rate of Return reflects the investment performance of the Subaccount for the Valuation Period and is net of the asset charges to the Subaccounts.
Shares of the Funds are valued at net asset value. Any dividends or capital gains distributions of a portfolio of the Funds are reinvested in shares of that portfolio.
VOTING RIGHTS
We will vote shares of the Funds owned by the Variable Account according to your instructions. However, if the Investment Company Act of 1940 or any related regulations or interpretations should change, and we decide that we are permitted to vote the shares of the Funds in our own right, we may decide to do so.
Before the Annuity Date, we calculate the number of shares that you may instruct us to vote by dividing your Contract Value in a Subaccount by the net asset value of one share of the corresponding portfolio. If variable annuity income payments have commenced, we calculate the number of shares that the payee may instruct us to vote by dividing the reserve maintained in each Subaccount to meet the obligations under the Contract by the net asset value of one share of the corresponding portfolio. Fractional votes will be counted. We reserve the right to modify the manner in which we calculate the weight to be given to your voting instructions where such a change is necessary to comply with then current Federal regulations or interpretations of those regulations.
We will determine the number of shares you can instruct us to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting, we will send you material by mail for providing us with your voting instructions.
If your voting instructions are not received in time, we will vote the shares in the same proportion as the instructions received from other Contract Owners. We will also vote shares we hold in the Variable Account that are not attributable to Contract Owners in the same proportionate manner. Under certain circumstances, we may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of the portfolios, or result in the approval or disapproval of an investment Advisery contract.
Under Federal regulations, we may also disregard instructions to vote for Contract Owner-initiated changes in investment policies or the investment adviser if we disapprove of the proposed changes. We would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if we decided that the change would result in overly speculative or unsound investments. If we ever disregard voting instructions, we will include a summary of our actions in the next semiannual report.
RESOLVING MATERIAL CONFLICTS
The investment portfolios of the Funds are available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts we establish.
Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of our Contract Owners and those of other companies, or some other reason. In the event of a conflict, we will take any steps necessary to protect our Contract Owners and variable annuity payees.
PERFORMANCE
Performance information for the variable Subaccounts may appear in reports and advertising to current and prospective Contract Owners. The performance information is based on historical investment experience of the Subaccounts and the Funds and does not indicate or represent future performance.
Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in Fund share price, the automatic reinvestment by the separate account of all distributions and the deduction of applicable annuity charges (including any contingent deferred sales charges that would apply if a Contract Owner surrendered the Contract at the end of the period indicated). Quotations of total return may also be shown that do not take into account certain contractual charges such as a maintenance charge or a contingent deferred sales load. The total return percentage will be higher under this method than under the standard method described above.
A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a Subaccount's returns, you should recognize that they are not the same as actual year-by-year results.
Some Subaccounts may also advertise yield. These measures reflect the income generated by an investment in the Subaccount over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent deferred sales load. The standard quotations of yield reflect the maintenance charge. Quotations of yield may also be shown that do not reflect the maintenance charge. The yield calculation will be higher under this method than under the standard method.
The Money Market Subaccount may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Subaccount over a 7 day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The Investment Grade Bond, High Income and Emerging Markets Debt Subaccounts may advertise a 30 day yield which reflects the income generated by an investment in the Subaccount over a 30 day period. LITIGATION
No litigation is pending that would have a material effect on us or the Variable Account.

   10.    APPENDIX 1

Accumulation Unit Values
Fidelity Investments Variable Annuity Account 1
Condensed Financial Information
Money Market Subaccount
     Accumulation  Accumulation  Percentage Increase Number of
     Unit Value at Unit Value at or (Decrease)       Accumulation
     Beginning                                       Units at
     of Period     End of Period During Period       End of Period
1996 14.66                 15.30 4.34%               33,393,564
1995 13.99                 14.66 4.82%               26,268,846
1994 13.55                 13.99 3.21%               24,546,739
1993 13.26                 13.55 2.20%               10,961,418
1992 12.89                 13.26 2.86%               8,273,590
1991 12.27                 12.89 5.03%               6,461,782
1990 11.48                 12.27 6.95%               5,020,276
1989 10.62                 11.48 8.06%               1,449,116
1988* 10.00                10.62 6.21%               204,424
* Period from 1/05/88 to 12/31/88
High Income Subaccount
     Accumulation  Accumulation  Percentage Increase Number of
     Unit Value at Unit Value at or (Decrease)       Accumulation
     Beginning                                       Units at
     of Period     End of Period During Period       End of Period
1996 22.05                 24.89 12.88%              9,856,952
1995 18.47                 22.05 19.40%              7,797,315
1994 18.94                 18.47 (2.53)%             5,106,950
1993 15.88                 18.94 19.31%              5,122,946
1992 13.03                 15.88 21.82%              2,624,011
1991 9.73                  13.03 33.92%              859,030
1990 10.07                 9.73  (3.35)%              356,960
1989 10.63                 10.07 (5.23)%             273,152
1988* 10.00                10.63 6.26 %               69,632
* Period from 2/10/88 to 12/31/88
Equity-Income Subaccount
     Accumulation  Accumulation  Percentage Increase Number of
     Unit Value at Unit Value at or (Decrease)       Accumulation
     Beginning                                       Units at
     of Period     End of Period During Period       End of Period
1996 27.44                 31.05 13.13%              43,073,117
1995 20.52                 27.44 33.75%              41,937,122
1994 19.36                 20.52 6.00%               30,415,281
1993 16.54                 19.36 17.02%              19,318,902
1992 14.28                 16.54 15.81%              8,648,323
1991 10.98                 14.28 30.14%              3,225,101
1990 13.09                 10.98 (16.14)%            1,391,751
1989 11.27                 13.09 16.17%              714,730
1988* 10.00                11.27 12.67%              90,240
* Period from 2/10/88 to 12/31/88
Growth Subaccount
     Accumulation  Accumulation  Percentage Increase Number of
     Unit Value at Unit Value at or (Decrease)       Accumulation
     Beginning                                       Units at
     of Period     End of Period During Period       End of Period
1996 30.80                 34.97 13.55%              26,772,269
1995 22.98                 30.80 34.02%              23,019,869
1994 23.22                 22.98 (1.02)%             17,470,386
1993 19.64                 23.22 18.18%              12,073,224
1992 18.15                 19.64 8.23%               8,401,957
1991 12.60                 18.15 44.06%              4,162,470
1990 14.42                 12.60 (12.62)%            1,654,455
1989 11.08                 14.42 30.09%              434,747
1988* 10.00                11.08 10.84%              47,640
* Period from 2/10/88 to 12/31/88
Overseas Subaccount
     Accumulation  Accumulation  Percentage Increase Number of
     Unit Value at Unit Value at or (Decrease)       Accumulation
     Beginning                                       Units at
     of Period     End of Period During Period       End of Period
1996 19.00                 21.30 12.08%              11,419,855
1995 17.50                 19.00 8.58%               9,560,376
1994 17.37                 17.50 0.71%               14,336,196
1993 12.79                 17.37 35.86%              8,857,429
1992 14.47                 12.79 (11.61)%            1,983,970
1991 13.51                 14.47 7.09%               1,413,997
1990 13.89                 13.51 (2.73)%             1,086,588
1989 11.11                 13.89 25.02%              160,830
1988* 10.00                11.11 11.08%              13,527
* Period from 2/10/88 to 12/31/88
Investment Grade Bond Subaccount
     Accumulation  Accumulation  Percentage Increase Number of
     Unit Value at Unit Value at or (Decrease)       Accumulation
     Beginning                                       Units at
     of Period     End of Period During Period       End of Period
1996 16.99                 17.36 2.15%               4,615,384
1995 14.63                 16.99 16.15%              3,993,107
1994 15.35                 14.63 (4.72)%             3,151,087
1993 13.98                 15.35 9.85%               3,714,356
1992 13.24                 13.98 5.59%               2,651,021
1991 11.48                 13.24 15.33%              1,860,441
1990 10.93                 11.48 5.04%               486,509
1989 10.01                 10.93 9.19%               106,584
1988* 10.00                10.01 0.06%               270
* Period from 12/27/88 to 12/31/88
Asset Manager Subaccount
     Accumulation  Accumulation  Percentage Increase Number of
     Unit Value at Unit Value at or (Decrease)       Accumulation
     Beginning                                       Units at
     of Period     End of Period During Period       End of Period
1996 18.29                 20.76 13.45%              33,062,627
1995 15.80                 18.29 15.79%              39,821,641
1994 16.99                 15.80 (7.03)%             56,621,559
1993 14.18                 16.99 19.84%              48,441,225
1992 12.80                 14.18 10.76%              22,395,511
1991 10.55                 12.80 21.33%              6,736,284
1990 9.98                  10.55 5.75%               1,376,582
1989* 10.00                9.98 (0.23)%              223,855
* Period from 10/04/89 to 12/31/89
Index 500 Subaccount
     Accumulation  Accumulation  Percentage Increase Number of
     Unit Value at Unit Value at or (Decrease)       Accumulation
     Beginning                                       Units at
     of Period     End of Period During Period       End of Period
1996 15.54                 18.90 21.59%              18,160,844
1995 11.44                 15.54 35.82%              7,333,800
1994 11.44                 11.44 0.03%               2,102,667
1993 10.53                 11.44 8.64%               1,509,615
1992* 10.00                10.53 5.26%               637,942
* Period from 9/1/92 to 12/31/92.
Asset Manager: Growth Subaccount
     Accumulation  Accumulation  Percentage Increase Number of
     Unit Value at Unit Value at or (Decrease)       Accumulation
     Beginning                                       Units at
     of Period     End of Period During Period       End of Period
1996 12.20                 14.50 18.73%              12,261,937
1995* 10.00                12.20 22.06%              4,035,434
* Period from 1/3/95 (commencement of operations) to 12/31/95 Contrafund Subaccount
     Accumulation  Accumulation  Percentage Increase Number of
     Unit Value at Unit Value at or (Decrease)       Accumulation
     Beginning                                       Units at
     of Period     End of Period During Period       End of Period
1996 13.87                 16.66 20.09%              53,010,249
1995* 10.00                13.87 38.68%              32,421,946
* Period from 1/3/95 (commencement of operations) to 12/31/95 Accumulation Unit Values shown above are rounded to two decimal places. Percentage changes in Accumulation Unit Values were calculated using exact Accumulation Unit Values (six decimal places). The percentage changes shown are therefore more precise than the figures that would be obtained using the rounded Accumulation Unit values shown for the beginning and end of each period.
Certain contracts in this prospectus have been offered only as of December 7, 1988, and others only as of May 1, 1997. The financial information in the above table includes periods prior to December 7, 1988 because an earlier class of variable annuity contracts is also being funded through the Variable Account. Financial information reflects all classes of contracts. Because the three classes of contracts funded through the Variable Account have the same total asset-based charges, Accumulation Unit Values will be the same for all classes of contracts.
The financial statements of the Variable Account appear in the Statement of Additional Information.

11.TABLE OF CONTENTS
OF THE STATEMENT OF ADDITIONAL INFORMATION

Accumulation Units
Fixed Annuity Income Payments
Variable Annuity Income Payments
Hypothetical Illustrations of Annuity Income Payouts
General Information
Performance
Transfers Among Subaccounts After the Annuity Date
Unavailability of Annuity Income Options in Certain Circumstances
IRS Required Distributions
Safekeeping of Variable Account Assets
Distribution of the Contracts
State Regulation
Legal Matters
Registration Statement
Independent Accountants
Financial Statements

THIS PAGE INTENTIONALLY LEFT BLANK
INDIVIDUAL RETIREMENT ACCOUNT
DISCLOSURE STATEMENT
1. Internal Revenue Service Regulations require you be given this Disclosure Statement to make certain that you fully understand the nature of an Individual Retirement Account (IRA). For this reason, it is important that you read this statement carefully.
REVOCATION
2. You are allowed to revoke or cancel your IRA within ten (10) days of the later of (1) the date of the application for the IRA; or (2) the date you receive the IRA contract. A revocation treats an IRA as if it never existed, and entitles you to a full refund of your entire contribution. FILI will refund the greater of: (1) your Purchase Payment in full, neither crediting your account for earnings, nor charging it with any administrative expenses, or (2) your contract value at the time of revocation plus any amount deducted from your contribution prior to such time.
You may revoke your IRA by mailing or delivering a notice of revocation to:
  Fidelity Investments Life Insurance Company
 Annuity Service Center
 P.O. Box 1306
 Boston, MA 02104-9907
 Any question regarding this procedure may be directed to a Fidelity Insurance Specialist at 1-800-544-2442.
CONTRIBUTIONS
3. You may establish an IRA for the purpose of rolling over all or a portion of your distribution from a qualified plan, tax sheltered annuity or other IRA. If you retire, terminate your employment prior to retirement age, or become disabled, and you are entitled to a single sum distribution, all or a portion of the distribution may be transferred to a qualifying IRA tax-free if done within 60 days of receipt of the single sum distribution. The amount of your rollover IRA contribution will not be included in your taxable income for the year in which you receive the qualified plan distribution.
4. Subsequent contributions, other than additional rollover contributions from another qualified plan, tax sheltered annuity or IRA, will not be accepted.
5. No deduction is allowed for a rollover contribution which is not treated as income to the individual.
INVESTMENTS
6 The assets in your IRA are nonforfeitable, subject to the surrender charges specified in the IRA contract.
7. The assets in your IRA cannot be commingled with other property except in a common trust fund or common investment fund.
8. No part of the IRA may be invested in life insurance or endowment contracts.
DISTRIBUTIONS
9. Distributions from your IRA will be included in your gross income for federal income tax purposes for the year in which you receive them.
10. To the extent they are included in taxable income, distribution from your IRA made before age 59 1/2 will be subject to a 10% non-deductible penalty tax (in addition to being taxable as ordinary income) unless the distribution is rolled over to another qualified plan, tax sheltered annuity or IRA, or the distribution is made on account of your death or disability, or the distribution is one of a scheduled series of payments over your life or life expectancy or the joint life expectancies of yourself and the second person designated by you.
11. You must begin receiving distributions of the assets in your IRAs by April 1 of the calendar year following the calendar year in which you reach 70 1/2. Subsequent distributions must be made by December 31 of each year.
12. You may select one of the following methods of distribution for the assets of this IRA:
(a) Distribution over your life or your life and the life of a second person designated by you;
(b) Distribution over a period certain not to exceed your life expectancy or your life expectancy and that of a second person designated by you;
(c) Single sum payment; or
(d) Partial withdrawals that, together with withdrawals from your other IRAs, satisfy the minimum distribution requirements discussed below.
 (See Contract and Endorsement for a full description of these distribution methods.)
13. Once distributions are required to begin, they must not be less than the amount each year (determined by actuarial tables) which would exhaust the value of all your IRAs over the required distribution period, which is generally your life expectancy or the joint life and last survivor expectancy of you and your spouse. You will be subject to a 50% excise tax on the amount by which the distribution you actually received in any year falls short of the minimum distribution required for the year.
14. If you die after distribution of the IRA has commenced, the remaining balance must continue to be distributed under the same or a more rapid method of distribution.
15. If you die before distribution of the IRA commences, the entire balance must be distributed to the beneficiary within five (5) years unless:
(a) The beneficiary is your surviving spouse and the beneficiary either treats the IRA as his or her own IRA or elects within a five
(5) year period to receive payments over his or her own life expectancy commencing at any date prior to the date you would have reached age 70 1/2; or
(b) The beneficiary is not your surviving spouse and the beneficiary elects to have the IRA distributed over his or her life expectancy commencing within one (1) year of your death.
16. There is a 15% excise tax assessed against annual distribution from tax-favored retirement plans, including IRAs, which exceed the greater of (a) $150,000; and (b) $112,500 adjusted after 1988 to reflect cost-of-living increases. To determine whether you have distributions in excess of this limit you must aggregate the amounts of all distributions received by you during the calendar year from all retirement plans, including IRAs. Please consult with your tax advisor for more complete information including favorable elections.
17. You may rollover all or a portion of your IRA into another IRA or individual retirement annuity and maintain the tax-deferred status of these assets. Tax-free rollovers between IRAs may be made no more than once every twelve months.
OTHER TAX CONSIDERATIONS
18. Distributions are taxed as ordinary income under federal income tax laws.
19. The tax treatment of single sum distributions under Section 402(e) of the Code is not applicable to distributions from IRAs.
20. Reporting to the IRS will be required by you in the event that special taxes or penalties described herein are due. You must file Treasury Form 5329 with the IRS for each taxable year in which a premature distribution takes place or less than the required minimum amount is distributed from your IRA. The Tax Reform Act of 1986 also requires you to report the amount of all distributions you received from your IRA and the aggregate balance of all IRAs as of the end of the calendar year.
PROHIBITED TRANSACTIONS
21. If any of the events prohibited by Section 4975 of the Code (such as any sale, exchange or leasing of any property between you and your
IRA) occurs during the existence of your IRA, your account will be disqualified and the entire balance in your account will be treated as if distributed to you, as of the first day of the year in which the prohibited event occurs. This "distribution" would be subject to ordinary income tax and, if you were under age 59 1/2 at the time, to the 10% penalty tax on premature distributions.
22. If you or your beneficiary borrow any money under, or by use of, all or a portion of your IRA, then the portion pledged will be treated as if distributed to you, and will be taxable to you as ordinary income and subject to the 10% penalty during the year in which you make such a pledge.



FINANCIAL INFORMATION
23. The value of your investment will depend on how you allocate funds between the Fixed Account and the subaccounts of the Variable Account. The Company guarantees that the portion of your contract value that is held in the Fixed Account will accrue interest daily at specified interest rates that vary from time to time. With respect to funds allocated to the Variable Account, the value will depend upon the actual investment performance of the subaccounts that you choose; no minimum value is guaranteed. See your prospectus for a more detailed description.
24. As further described in the prospectus, the following are all the charges that the Company currently makes:
(a) ADMINISTRATIVE CHARGE
 The Company currently deducts an annual maintenance charge of $30 on each contract anniversary. This charge is currently waived if total payments, less any withdrawals, equal at least $25,000.
 The Company also deducts a daily charge from the assets of the subaccounts equivalent to an effective annual rate of 0.25%. This charge is not made against the Fixed Account.
(b) MORTALITY AND EXPENSE RISK CHARGE
 The Company deducts a daily charge from the assets of the subaccounts equivalent to an effective annual rate of 0.75%. This charge is not made against the Guaranteed Account.
(c) WITHDRAWAL CHARGE
 During the first five contract years the Company assesses a charge upon the surrender of the contract or the withdrawal of more than the Exempt Withdrawal Amount. This charge in the first year is 5% of the purchase payments withdrawn. The factor decreases by 1% per year so that no withdrawal charge is made after the fifth contract year.
(d) PORTFOLIO EXPENSES
 The portfolios associated with the Variable Account incur operating expenses and pay monthly management fees to Fidelity Management & Research Company. The level of expenses vary by portfolio. This charge is not made against the Fixed Account.